UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23894
Exact name of registrant as specified in charter:	PGIM Credit Income Fund
Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102
Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102
Registrant’s telephone number, including area code:	800-225-1852
Date of fiscal year end:	12/31/2026
Date of reporting period:	6/30/2026

Item 1 – Reports to Stockholders

(a) Report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PGIM CREDIT INCOME FUND

SEMIANNUAL REPORT

JUNE 30, 2026

To enroll in e-delivery, go to pgim.com/us/en/intermediary/resources/featured/e-delivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying consolidated financial statements as of June 30, 2026 were not audited and, accordingly, no auditor’s opinion is expressed on them.

Mutual funds and certain closed-end funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Credit is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM Limited acts as a subadviser to all fixed income funds. PGIM Limited is an indirect, wholly-owned subsidiary of PGIM, Inc. PIMS and PGIM are Prudential Financial companies. ©2026 Prudential Financial, Inc. and its related entities. PGIM, PGIM Credit, PGIM Limited, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2  Visit our website at pgim.com/credit-income-fund

Letter from the President

Dear Shareholder:

We hope you find the semiannual report for the PGIM Credit Income Fund informative and useful. The report covers performance for the six-month period ended June 30, 2026.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is one of the world’s largest investment managers with more than $1 trillion in assets under management. Our scale and investment expertise allows us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President and Principal Executive Officer

PGIM Credit Income Fund

August 14, 2026

PGIM Credit Income Fund 3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/credit-income-fund or by calling (800) 225-1852.

	Total Returns as of 6/30/26 (without sales charges)	Average Annual Total Returns as of 6/30/26 (with sales charges)

	Six Months* (%)	One Year (%)	Since Inception** (%)

Class A	1.72	2.18	6.84 (12/11/2023)

Class C	1.59	3.55	7.53 (12/11/2023)

Class Z	2.11	5.58	8.61 (12/11/2023)

ICE BofA US 3-Month Treasury Bill Index

	1.74	3.84	4.51

Bloomberg 1-5 Year US Credit Index

	0.87	3.72	5.48

*Not annualized

**Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower. Total returns are based on changes in net asset value. Net asset value total return assumes the reinvestment of all distributions, including returns of capital, if any.

Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date. All returns exclude the impact of redemption fees on shares purchased and held less than 12 months.

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The Fund’s applicable sales charges, redemption fees, and distribution and service fees are described for each share class in the table below.

	Class A	Class C	Class Z

Maximum initial sales charge	2.50%	None	None

Contingent deferred sales charge (CDSC)	1.50% on shares purchased without a sales charge if the shares are repurchased during the first 12 months after purchase	1.00% on shares repurchased during the first 12 months after purchase	None

Redemption fee	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.75%	1.00%	None

Benchmark Definitions

ICE BofA US 3-Month Treasury Bill Index—The ICE BofA US 3-Month Treasury Bill Index is an unmanaged index which is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Bloomberg 1-5 Year US Credit Index—The Bloomberg 1-5 Year US Credit Index is an unmanaged index of publicly issued US corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed.

Investors cannot invest directly in an index. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses, or taxes that may be paid by an investor.

PGIM Credit Income Fund 5

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Credit Income Fund’s Class Z shares returned 2.11% based on net asset value during the six-month period ended June 30, 2026, outperforming the 1.74% return of the ICE BofA US 3-Month Treasury Bill Index.

What were the market conditions?

•

In the second quarter of 2026, geopolitics were at the forefront, creating a swirl of possibilities for the world’s economies and shockwaves for the markets. The parts of the market most challenged by the Middle East conflict were developed-market and emerging-market front-end rates, along with risk assets in oil-importing economies. While mid-June’s fragile ceasefire reduced direct hostilities, disruptions to energy supply chains persisted, driving a sharp increase in oil prices and inflation. Markets continued to look through supply-side inflation shocks stemming from the conflict, and credit spreads remained supported by positive technicals (including higher all-in yields) and robust corporate earnings.

•

U.S. high yield bonds reported positive total returns over the reporting period, as spreads recovered from their widest level in 11 months. The second quarter recovery was driven by strong earnings and outlooks, a fragile ceasefire with Iran, and a more hawkish-than-expected Federal Reserve (Fed) meeting outcome that offset macro uncertainty.

•

In U.S. bank loans, earnings were solid, collateralized loan obligation (CLO) origination bounced back in May following a quiet April, and capital market activity in June was the second most active June in the past eight years and registered the second heaviest net activity across loans in close to two years. Notably, yields on U.S. bank loans were 165 basis points (bps) above those of U.S. high yield bonds as of the end of the period.

•

High-quality securitized credit posted positive total returns over the period as spreads tightened. In commercial mortgage-backed securities (CMBS), gross issuance year-to-date significantly outpaced global supply year-to-date by 33% ($198 billion). In CLOs, despite robust gross issuance (U.S. primary markets: $82.1 billion across 175 CLOs; European primary markets: €19.8 billion across 47 CLOs), demand was strongest in senior tranches as they continued to offer attractive spreads and defensive positioning.

•

Emerging-market debt posted positive total returns across hard-currency sovereigns, corporates, and local rates. Risk assets in emerging-market spreads seemed to reprice as markets reacted to oil price fluctuations as well as other macro variables (e.g., inflation, rates, country-specific developments). While geopolitics were complicated and fluid, emerging-market fundamentals remained relatively supportive.

What worked?

•	From a market perspective, having more risk in the portfolio, on average, than the relevant benchmark over the period contributed to performance.

6  Visit our website at pgim.com/credit-income-fund

•

Overall security selection contributed to the Fund’s performance during the reporting period, with selection in U.S. bank loans, U.S. high yield corporates, European high yield corporates, emerging-market high yield bonds, British Pound Sterling (GBP) bank loans, BBBCLOs, and non-agency MBS contributing the most.

•

While overall sector allocation detracted, overweights to emerging-market high yield bonds, non-agency CMBS A-rated and below, asset- backed securities, and U.S. high yield corporate sectors contributed the most to performance.

•

Within credit, positioning in chemicals, healthcare & pharmaceuticals, gaming, lodging, and leisure, other industrials, consumer non-cyclicals, midstream energy, retailers & restaurants, technology, capital goods, telecom, automotives, upstream energy, banking, electric utilities, paper & packaging, cable & satellite, and REITs contributed the most to performance.

•	The Fund’s yield curve positioning also contributed to performance.

What didn’t work?

•	While security selection contributed to performance, selection in non-agency CMBS AA-rated and below, and GBP high yield corporates detracted the most.

•

Overall sector allocation detracted, with overweights to the U.S. bank loan, CLO BBB, GBP bank loan, European bank loan, U.S. investment-grade corporate, and emerging-market investment-grade sectors detracting the most from performance.

•	Within credit, positioning in transportation & environmental services, building materials & home construction, and property & casualty detracted from performance.

•

The Fund’s duration positioning detracted from performance, as U.S. Treasury yields rose across the curve. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

Did the Fund use derivatives?

•

The Fund used credit default swaps (CDS), Treasury total return swaps (TRS), FX forwards, and financial futures to hedge credit risk and help manage the overall beta of the portfolio. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.) Positions in CDS, TRS, and FX forwards contributed to performance over the reporting period, while financial futures detracted from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

•

The Fund’s use of leverage via reverse repurchase agreements contributed positively to NAV performance, as the estimated additional return from the use of leverage exceeded the cost of such agreements. As of June 30, 2026, the Fund had $24.9 million outstanding in reverse repurchase agreements, which represented 19.8% of leverage on total assets. During the reporting period, the average amount of reverse repurchase agreements outstanding was $27.5 million.

PGIM Credit Income Fund 7

Strategy and Performance Overview* (continued)

Current outlook

•

Looking ahead, PGIM Credit’s U.S. base-case economic scenario is one of “overheating.” PGIM Credit expects real GDP growth of 2.3% in 2026, extending the above-trend results and exceeding most advanced economies. This will likely be driven by the scale of artificial intelligence (AI) related capital expenditure, wealth-driven consumption, and ongoing fiscal stimulus. That stated, inflation remains elevated due to higher tariffs, tightening labor supply, fiscal expansion, and the energy shock associated with the Middle East conflict.

•

PGIM Credit continues to expect 3.0% core personal consumption expenditure (PCE) inflation by year-end, marking a gradual disinflation from current levels. Still, while housing inflation and inflation for a range of goods categories are likely to moderate, non-shelter services inflation—the largest component of the core PCE basket—will remain sticky. Inflation in this group has accelerated compared to last year, and a firming labor market could add upside pressure to these prices. In addition, PGIM Credit sees a range of other upside risks to inflation including growing pressures from the AI build-out, the potential for a new round of tariffs, and ongoing geopolitical risks.

•

The Fed’s policy reaction function has shifted from wait-and-see with an easing bias to wait-and-see with a relatively low bar for hiking rates. PGIM Credit maintains a call for three 25-bp hikes this year, with September looking likely as the start of the hiking campaign.

•

The European Region finds itself in a more vulnerable position due to its energy sensitivity. In June, the European Central Bank (ECB) raised its three key policy rates by 25 bps, bringing the deposit facility, main refinancing operations, and marginal lending facility rates to 2.25%, 2.40%, and 2.65%, respectively. While headline inflation for the European Region came in at 2.8%, according to Eurostat’s June flash estimate—a meaningful downside print compared to the consensus estimate of 3.0%—the pressure on households due to the combination of higher food and energy prices will likely continue to influence the ECB’s inflation expectations going forward. As a result, PGIM Credit anticipates an additional 25-bp rate hike in September.

•

Higher rates and a squeezed consumer will presumably weigh on domestic demand in the European Region, where economic activity was already expected to be fairly sluggish. These factors feed into PGIM Credit’s “muddle through” base case for the European Region economy. That said, fiscal support committed prior to the recent crisis in the Middle East is expected to put a floor under growth, especially in Germany.

•

Yields have remained in a higher, but historically normal range since 2022. Over the long run, yield is (more or less) destiny. In this context, the Middle East conflict has, in PGIM Credit’s view, pushed yields up to attractive levels. While it’s difficult to know when we’ve passed the peak of the current crisis in terms of yields and volatility,

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PGIM Credit is guardedly optimistic that most of the increase in rates is likely behind us. In that event, the market is well poised from current respectable yield levels to deliver solid returns in the years ahead.

•

PGIM Credit expects to see intermittent bouts of volatility in credit spreads as events unfold. Nonetheless, the underlying durability of fundamentals, along with the favorable supply/demand balance in credit markets, suggest that spreads in the quarters ahead may remain toward the bottom end of their historical ranges, allowing further, albeit more modest outperformance by credit products.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the consolidated Statement of Operations which conform to U.S. generally accepted accounting principles.

PGIM Credit Income Fund 9

Consolidated Schedule of Investments

 (unaudited)

as of June 30, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 114.3%

ASSET-BACKED SECURITIES 11.9%

Collateralized Loan Obligations 7.1%

Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2021-16A, Class D, 144A, 3 Month SOFR + 3.962% (Cap N/A, Floor 3.700%)	7.637%(c)	01/20/34		1,100	$1,073,681

Elevation CLO Ltd. (Cayman Islands),
Series 2021-12A, Class D2R, 144A, 3 Month SOFR + 5.360% (Cap N/A, Floor 5.360%)	9.035(c)	04/20/37		1,000	995,181

Hayfin Emerald CLO DAC (Ireland),
Series 05A, Class DR, 144A, 3 Month EURIBOR + 4.160% (Cap N/A, Floor 4.160%)	6.399(c)	11/17/37	EUR	1,000	1,142,800

Monument CLO DAC (Ireland),
Series 01A, Class DR, 144A, 3 Month EURIBOR + 3.300% (Cap N/A, Floor 3.300%)	5.500(c)	05/15/39	EUR	1,000	1,153,628

Nassau Euro CLO DAC (Ireland),
Series 04A, Class DR, 144A, 3 Month EURIBOR + 2.850% (Cap N/A, Floor 2.850%)	5.088(c)	07/20/38	EUR	1,000	1,143,244

OFSI BSL Ltd. (Cayman Islands),
Series 2022-11A, Class D1RR, 144A, 3 Month SOFR + 3.710% (Cap N/A, Floor 3.710%)	7.385(c)	03/31/38		1,000	990,043

Wellfleet CLO Ltd. (Cayman Islands),
Series 2022-02A, Class D1R, 144A, 3 Month SOFR + 3.650% (Cap N/A, Floor 3.650%)	7.325(c)	10/18/37		1,000	989,593

Z Capital Credit Partners BSL CLO Ltd. (Cayman Islands),
Series 2024-01A, Class C, 144A, 3 Month SOFR + 3.650% (Cap N/A, Floor 3.650%)	7.330(c)	04/16/36		1,500	1,501,939

					8,990,109

Credit Cards 0.8%

Genesis Sales Finance Master Trust, Series 2024-B, Class B, 144A	6.260	12/20/32		1,000	1,000,287

Equipment 1.3%

MetroNet Infrastructure Issuer LLC,
Series 2025-02A, Class C, 144A	7.830	08/20/55		500	509,831
Post Road Equipment Finance LLC,
Series 2026-01A, Class E, 144A	7.700	01/17/34		600	610,885
VB-S1 Issuer LLC,
Series 2026-01A, Class F, 144A	6.843	03/15/56		500	502,689

					1,623,405

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 11

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Other 2.7%
Absolute Issuer Co. LLC,
Series 6-B^	5.250%	05/14/34	EUR	1,000	$1,142,600
Blackstone Private Credit Fund,
Series 2025-A^	6.540	06/11/32		1,000	985,000
Harbourvest Branford,
3 Month SOFR + 2.400%^	6.132(c)	06/25/31		948	948,028
Sunrun Prometheus Issuer LLC,
Series 2026-01A, Class A1, 144A	6.300	08/01/61		300	298,326

					3,373,954

TOTAL ASSET-BACKED SECURITIES (cost $14,955,810)					14,987,755

COMMERCIAL MORTGAGE-BACKED SECURITIES 13.6%
ARES Trust,
Series 2025-IND03, Class D, 144A, 1 Month SOFR + 2.550% (Cap N/A, Floor 2.550%)	6.175(c)	04/15/42		450	450,844
Benchmark Mortgage Trust,
Series 2024-V05, Class XD, IO, 144A	3.205(cc)	01/10/57		8,000	520,513
Series 2024-V06, Class XD, IO	3.502(cc)	03/15/57		6,000	456,673
BFLD Mortgage Trust,
Series 2024-WRHS, Class E, 144A, 1 Month SOFR + 3.689% (Cap N/A, Floor 3.689%)	7.314(c)	07/15/39		927	927,568
BMO Mortgage Trust,
Series 2024-05C3, Class XD, IO, 144A	3.088(cc)	02/15/57		7,250	466,629
Series 2024-05C5, Class XD, IO, 144A	2.711(cc)	02/15/57		3,975	254,022
BX Commercial Mortgage Trust,
Series 2024-AIRC, Class D, 144A, 1 Month SOFR + 3.089% (Cap N/A, Floor 3.089%)	6.715(c)	08/15/41		867	868,877
Series 2025-BCAT, Class E, 144A, 1 Month SOFR + 3.500% (Cap N/A, Floor 3.500%)	7.125(c)	08/15/42		700	702,625
Series 2025-JDI, Class E, 144A, 1 Month SOFR + 3.400% (Cap N/A, Floor 3.400%)	7.025(c)	11/15/42		867	871,185
Series 2025-SPOT, Class D, 144A, 1 Month SOFR + 2.492% (Cap N/A, Floor 2.492%)	6.117(c)	04/15/40		453	453,746
Series 2025-SPOT, Class E, 144A, 1 Month SOFR + 3.690% (Cap N/A, Floor 3.690%)	7.316(c)	04/15/40		453	453,463
Series 2026-XL06, Class E, 144A, 1 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	6.625(c)	03/15/43		904	911,569
BX Trust,
Series 2022-LBA06, Class E, 144A, 1 Month SOFR + 2.700% (Cap N/A, Floor 2.700%)	6.325(c)	01/15/39		750	749,766

See Notes to Consolidated Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
BX Trust, (cont’d.)
Series 2025-DIME, Class E, 144A, 1 Month SOFR + 3.000% (Cap N/A, Floor 3.000%)	6.625%(c)	02/15/35		1,000	$991,250
Series 2025-ROIC, Class E, 144A, 1 Month SOFR + 2.941% (Cap N/A, Floor 2.941%)	6.567(c)	03/15/30		723	722,966
Series 2025-TAIL, Class E, 144A, 1 Month SOFR + 3.300% (Cap N/A, Floor 3.300%)	6.925(c)	06/15/35		940	935,415
GS Mortgage Securities Corp. Trust,
Series 2025-800D, Class A, 144A, 1 Month SOFR + 2.650% (Cap N/A, Floor 2.650%)	6.287(c)	11/25/41		205	204,363
NYC Commercial Mortgage Trust,
Series 2025-03BP, Class E, 144A, 1 Month SOFR + 3.540% (Cap N/A, Floor 3.540%)	7.165(c)	02/15/42		1,000	1,002,500
ROCK Trust,
Series 2024-CNTR, Class E, 144A	8.819	11/13/41		1,000	1,042,757
SLG Office Trust,
Series 2021-OVA, Class F, 144A	2.851	07/15/41		1,250	1,036,574
Series 2026-OMA, Class E, 144A	7.188(cc)	04/15/41		1,100	1,099,779
Taurus DAC (United Kingdom),
Series 2025-UK03A, Class E, 144A, SONIA + 3.800% (Cap N/A, Floor 0.000%)	7.547(c)	07/20/35	GBP	750	996,165
WHARF Commercial Mortgage Trust,
Series 2025-DC, Class E, 144A	7.982(cc)	07/15/40		1,000	1,009,925

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $17,828,959)					17,129,174

CORPORATE BONDS 34.1%

Airlines 0.1%

VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland), Sr. Unsec’d. Notes, 144A	8.750	01/15/32		90	89,100

Apparel 0.7%

Wolverine World Wide, Inc.,
Gtd. Notes, 144A(v)	4.000	08/15/29		975	917,861

Auto Parts & Equipment 0.7%

Tenneco, Inc.,
Sr. Sec’d. Notes, 144A(v)	8.000	11/17/28		875	880,378

Banks 1.6%

Citigroup, Inc.,
Jr. Sub. Notes, Series CC(v)	7.125(ff)	08/15/29(oo)		470	481,210

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 13

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Royal Bank of Canada (Canada),
Jr. Sub. Notes	6.500%(ff)	11/24/85		750	$739,253
Toronto-Dominion Bank (The) (Canada),
Jr. Sub. Notes	7.250(ff)	07/31/84		785	813,457

					2,033,920

Building Materials 0.1%

Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28		175	108,726

Chemicals 1.1%

Ashland, Inc.,
Sr. Unsec’d. Notes, 144A(v)	3.375	09/01/31		300	279,541
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes	8.500	01/12/31(d)		400	251,000
Gtd. Notes, 144A	8.500	01/12/31(d)		200	125,500
Herens Midco Sarl (Luxembourg),
Gtd. Notes	5.250	05/15/29	EUR	330	244,499
OCP SA (Morocco),
Sr. Unsec’d. Notes, 144A(v)	6.750	05/02/34		260	273,481
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A(v)	6.800	05/13/30		200	198,862

					1,372,883

Coal 0.4%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A(v)	9.250	10/01/29		555	505,216

Commercial Services 0.1%

DCLI Bidco LLC,
Second Mortgage, 144A	7.750	11/15/29		85	87,863

Computers 0.4%

McAfee Corp.,
Sr. Unsec’d. Notes, 144A(v)	7.375	02/15/30		575	488,630

See Notes to Consolidated Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services 0.3%

OneMain Finance Corp.,
Gtd. Notes	6.625%	05/15/29	150	$152,961
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A(v)	5.750	09/15/31	275	260,856

				413,817

Electric 4.2%

Constellation Energy Generation LLC,
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	575	571,756
Eskom Holdings (South Africa),
Sr. Unsec’d. Notes, MTN	8.450	08/10/28	404	425,218
NRG Energy, Inc.,
Jr. Sub. Notes, 144A(v)	10.250(ff)	03/15/28(oo)	1,800	1,941,709
PG&E Corp.,
Jr. Sub. Notes	7.375(ff)	03/15/55	50	50,956
Vistra Corp.,
Jr. Sub. Notes, 144A(v)	7.000(ff)	12/15/26(oo)	2,300	2,315,655

				5,305,294

Engineering & Construction 1.0%

Autopistas del Sol SA (Costa Rica),
Sr. Sec’d. Notes	7.375	12/30/30	216	214,828
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes	5.500	07/31/47	400	342,540
Sr. Sec’d. Notes, 144A(v)	5.500	07/31/47	300	256,905
TopBuild Corp.,
Gtd. Notes, 144A	5.625	01/31/34	435	438,584

				1,252,857

Entertainment 1.8%

Caesars Entertainment, Inc.,
Gtd. Notes, 144A(v)	4.625	10/15/29	1,050	1,009,010
Sr. Sec’d. Notes, 144A	7.000	02/15/30	100	100,621
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	175	175,039

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 15

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Scientific Games Holdings LP/Scientific Games US
FinCo, Inc.,
Sr. Unsec’d. Notes, 144A(v)	6.625%	03/01/30		375	$320,802
Wynn Resorts Finance LLC/Wynn Resorts Capital
Corp.,
Gtd. Notes, 144A(v)	5.125	10/01/29		675	670,905

					2,276,377

Environmental Control 0.1%
GFL Environmental Holdings US, Inc.,
Gtd. Notes, 144A	5.500	02/01/34		95	92,908

Foods 0.7%
B&G Foods, Inc.,
Gtd. Notes	5.250	09/15/27		225	225,000
Gtd. Notes, 144A	11.000	06/15/31		120	110,764
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes	8.000	07/01/31	EUR	125	138,903
Sr. Sec’d. Notes	8.125	05/14/30	GBP	171	212,573
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A(v)	4.125	01/31/30		200	191,525

					878,765

Forest Products & Paper 0.2%

LD Celulose International GmbH (Brazil),
Sr. Sec’d. Notes, 144A(v)	7.950	01/26/32		200	209,020

Healthcare-Services 0.9%

DaVita, Inc.,
Gtd. Notes, 144A(v)	3.750	02/15/31		975	904,192
LifePoint Health, Inc.,
Sr. Sec’d. Notes, 144A	7.000	05/01/34		120	114,960
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.750	12/31/30		175	146,323

					1,165,475

Holding Companies-Diversified 1.0%

Clue Opco LLC,
Sr. Sec’d. Notes, 144A	9.500	10/15/31		1,253	1,214,833

See Notes to Consolidated Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders 0.3%

Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	6.250%	09/15/27	100	$99,773
Sr. Unsec’d. Notes, 144A(v)	5.000	06/15/29	300	285,602

				385,375

Household Products/Wares 0.0%

Kronos Acquisition Holdings, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	10.750	06/30/32	200	62,000

Housewares 0.2%

Newell Brands, Inc.,
Sr. Unsec’d. Notes, 144A	8.500	06/01/28	85	88,915
Scotts Miracle-Gro Co. (The),
Gtd. Notes(v)	4.375	02/01/32	250	234,190

				323,105

Insurance 0.1%

Asurion LLC/Asurion Co-Issuer, Inc.,
Sec’d. Notes, 144A	8.375	02/01/34	120	111,212

Internet 1.1%

Beignet Investor LLC,
Sr. Sec’d. Notes, 144A	6.581	05/30/49	1,369	1,399,149

Iron/Steel 0.3%

Champion Iron Canada, Inc. (Canada),
Gtd. Notes, 144A	7.875	07/15/32	70	72,399
Commercial Metals Co.,
Sr. Unsec’d. Notes, 144A	5.750	11/15/33	10	9,935
Sr. Unsec’d. Notes, 144A	6.000	12/15/35	10	9,970

Mineral Resources Ltd. (Australia),
Sr. Unsec’d. Notes, 144A(v)	9.250	10/01/28	348	359,317

				451,621

Leisure Time 0.2%

Carnival Corp. Ltd.,
Gtd. Notes, 144A(v)	5.750	03/15/30	225	227,403

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 17

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Lodging 1.2%

MGM Resorts International,
Gtd. Notes(v)	4.750%	10/15/28		1,075	$1,067,556
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A(v)	5.625	08/26/28		425	421,472

					1,489,028

Machinery-Construction & Mining 0.1%

Solaris Energy Infrastructure LLC,
Gtd. Notes, 144A	6.375	05/15/31		120	121,362

Machinery-Diversified 0.5%

Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A(v)	7.500	01/01/30		225	232,834
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A(v)	11.500	09/01/28		400	415,165

					647,999

Media 2.9%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A(v)	4.250	02/01/31		548	493,664
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29(d)		25	22,597
Gtd. Notes	7.375	07/01/28(d)		25	24,010
Gtd. Notes	7.750	07/01/26(d)		225	225,000
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27		1,525	1,567,386
EchoStar Corp.,
Sr. Sec’d. Notes(v)	10.750	11/30/29		250	270,230
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes(v)	4.250	01/15/30	GBP	875	1,019,956

					3,622,843

Mining 1.9%

First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A(v)	7.250	02/15/34		405	414,878
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A(v)	6.125	04/01/29		1,055	1,057,110
PLS Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	6.875	05/01/31		5	5,119

See Notes to Consolidated Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Mining (cont’d.)

Skeena Resources Ltd. (Canada),
Sr. Sec’d. Notes, 144A	8.500%	04/01/31		320	$335,779
Vedanta Resources Finance II PLC (India),
Gtd. Notes	9.125	10/15/32		500	529,150

					2,342,036

Miscellaneous Manufacturing 0.9%

Nationwide Acquisition Corp.,
Sr. Sec’d. Notes^	8.993	10/01/29		1,097	1,096,269

Oil & Gas 2.6%

Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27		75	82,860
Expand Energy Corp.,
Gtd. Notes(v)	4.750	02/01/32		850	828,300
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A(v)	8.375	11/01/33		750	781,508
New Generation Gas Gathering LLC,
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750% (Cap N/A, Floor 2.000%)^	8.913(c)	09/30/29		230	226,284
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750% (Cap N/A, Floor 2.000%)^	8.913(c)	09/30/29		276	271,540
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750% (Cap N/A, Floor 2.000%)^	8.913(c)	09/30/29		230	226,283
Sr. Sec’d. Notes, 144A, 3 Month SOFR + 5.750% (Cap N/A, Floor 2.000%)^	8.913(c)	09/30/29		69	67,884
Petroleos Mexicanos (Mexico),
Gtd. Notes, MTN	6.750	09/21/47		220	188,060
Gtd. Notes, MTN(v)	8.750	06/02/29		300	320,640
Transocean International Ltd.,
Gtd. Notes, 144A	8.250	05/15/29		35	36,138
Gtd. Notes, 144A	8.500	05/15/31		195	202,195

					3,231,692

Pharmaceuticals 0.8%

Bausch Health Cos., Inc. (Canada),
Sr. Sec’d. Notes, 144A(v)	4.875	06/01/28		300	277,125
Grifols SA (Spain),
Sr. Sec’d. Notes, 144A(v)	7.125	05/01/30	EUR	580	687,715

					964,840

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 19

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines 0.3%

Venture Global LNG, Inc.,
Jr. Sub. Notes, 144A(v)	9.000%(ff)	09/30/29(oo)	355	$345,752

Real Estate 0.5%

Howard Hughes Corp. (The),
Gtd. Notes, 144A(v)	4.125	02/01/29	575	555,555
Kennedy-Wilson, Inc.,
Gtd. Notes, 144A	7.000	06/01/31	55	56,285
Gtd. Notes, 144A	7.250	06/01/33	55	56,116

				667,956

Real Estate Investment Trusts (REITs) 0.6%

Brandywine Operating Partnership LP,
Gtd. Notes	4.550	10/01/29	100	93,884

CFE Fibra E (Mexico),
Sr. Unsec’d. Notes, 144A(v)	5.875	09/23/40	194	189,615

MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes(v)	3.500	03/15/31	225	154,278
Gtd. Notes	5.000	10/15/27	100	96,986
Sr. Sec’d. Notes, 144A	8.500	02/15/32	25	25,567

RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes, 144A	6.500	04/01/32	190	194,339

				754,669

Retail 1.1%

Arko Corp.,
Gtd. Notes, 144A	5.125	11/15/29	75	69,316

Brinker International, Inc.,
Gtd. Notes, 144A(v)	8.250	07/15/30	825	860,119

Carvana Co.,
Sr. Sec’d. Notes, 144A(v)	9.000	06/01/30	275	284,286

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Sr. Sec’d. Notes, 144A(v)	4.625	01/15/29	250	243,009

				1,456,730

See Notes to Consolidated Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Software 0.2%

CoreWeave, Inc.,
Gtd. Notes, 144A(v)	9.250%	06/01/30		200	$201,231

OAK-Eagle Acquireco, Inc.,
Sr. Sec’d. Notes, 144A	7.250	07/01/33		10	10,470

					211,701

Telecommunications 1.7%

Black Pearl Compute LLC,
Sr. Sec’d. Notes, 144A	6.125	02/15/31		115	116,702

Colombia Telecomunicaciones SA ESP (Colombia),
Sr. Unsec’d. Notes	4.950	07/17/30		250	237,187

Connect Holding II LLC,
Sr. Sec’d. Notes, 144A(v)	10.500	04/03/31		425	425,894

Digicel International Finance Ltd./DIFL US LLC (Jamaica),
Sr. Sec’d. Notes, 144A(v)	8.625	08/01/32		200	206,125

Level 3 Financing, Inc.,
Gtd. Notes, 144A	7.500	02/15/37		50	51,347

Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, 144A	5.375	06/15/29		175	170,171

Meridian Arc Holdco LLC,
Sr. Sec’d. Notes, 144A	6.250	04/30/31		240	240,434

PR RNO Property Owner 1 LLC,
Sr. Sec’d. Notes, 144A	6.500	05/01/31		115	114,844

SV RNO Property Owner 1 LLC,
Sr. Sec’d. Notes, 144A(v)	5.875	03/01/31		230	226,752

TalkTalk Telecom Group Ltd. (United Kingdom),
Sec’d. Notes, 144A, Cash coupon 11.750% or PIK 11.750%^	11.750	03/01/28(d)	GBP	425	1

Total Play Telecomunicaciones SA de CV (Mexico),
Sr. Sec’d. Notes	11.125	12/31/32		200	193,960

Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC,
Gtd. Notes, 144A	8.625	06/15/32		15	15,674

Windstream Services LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A	8.250	10/01/31		70	73,820

Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A, Cash coupon 7.125% or PIK 1.875%	13.750	09/09/30		125	123,288

					2,196,199

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 21

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Transportation 1.2%

Primeline Bidco,
	4.750%	01/15/33	EUR	903	$1,016,601

Star Leasing Co. LLC,
Sec’d. Notes, 144A(v)	7.625	02/15/30		475	467,837

					1,484,438

TOTAL CORPORATE BONDS (cost $42,532,534)					42,887,302

FLOATING RATE AND OTHER LOANS 45.2%

Advertising 0.8%

Missionwired,
Term Loan, 1 Month SOFR + 5.000%^	8.732(c)	05/29/30		917	904,757

Summer BC Holdco B Sarl (Luxembourg),
Extended Facility B, 3 Month SOFR + 5.260%	8.992(c)	02/15/29		173	147,285

					1,052,042

Aerospace & Defense 0.2%

PAC DAC LLC,
Initial Term Loan, 3 Month SOFR + 3.250%	6.913(c)	10/28/30		199	197,197

Agriculture 0.3%

Alltech, Inc.,
Term B-2 Loan, 1 Month SOFR + 4.364%	8.008(c)	08/13/30		319	318,549

Airlines 0.2%

Vista Management Holding, Inc.,
Initial Term Loan, 3 Month SOFR + 3.750%	7.442(c)	04/01/31		243	243,798

Auto Parts & Equipment 1.6%

Clarios Global LP,
2026 Term Loan, 1 Month SOFR + 2.500%	6.144(c)	01/28/32		423	422,875

Constellation Automotive Group Ltd. (United Kingdom), Facility B (EUR) Commitment, 3 Month EURIBOR
+ 6.250%^	8.495(c)	04/03/31	EUR	1,000	1,165,452

First Brands Group LLC,
2021 Second Lien Term Loan	13.070	03/30/28(d)		676	237

See Notes to Consolidated Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Auto Parts & Equipment (cont’d.)

Tenneco, Inc.,
Term A Loan, 3 Month SOFR + 4.850%	8.492%(c)	11/17/28	195	$194,323
Term B Loan, 3 Month SOFR + 5.100%	8.787(c)	11/17/28	250	248,750

				2,031,637

Beverages 0.4%

Pegasus Bidco BV (Netherlands),
Term Loan, 1 Month SOFR + 2.500%	6.167(c)	07/12/32	440	439,800

Biotechnology 0.8%

Celerion Buyer, Inc.,
Term Loan, 3 Month SOFR + 5.000%^	8.642(c)	05/18/33	993	983,272

Building Materials 1.1%

American Bath/CP Atlas Buyer, Inc.,
2025 Term B Loan, 1 Month SOFR + 5.250%	8.894(c)	07/08/30	223	195,646

Covia Holdings LLC,
2025 Refinancing Term Loan, 3 Month SOFR + 2.750%	6.427(c)	02/26/32	223	221,452

OEP Glass Purchaser LLC,
Initial Term Loan, 3 Month SOFR + 4.000%	7.732(c)	03/07/33	321	319,936

Wells Concrete,
Term Loan, 3 Month SOFR + 4.750%^	8.419(c)	03/09/33	662	656,158

				1,393,192

Chemicals 1.9%

ARC Falcon I, Inc. (Canada),
Initial Term B Loan, 1 Month SOFR + 4.500%	8.120(c)	04/01/33	575	525,510

Geon Performance Solutions LLC,
2024 Refinancing Term Loan, 3 Month SOFR + 4.512%	8.244(c)	08/18/28	192	180,252

Iris Holdings Ltd.,
Initial Term Loan, 3 Month SOFR + 4.850%	8.513(c)	06/28/28	209	198,511

Nouryon Finance BV (Netherlands),
2024 November B-1 Dollar Term Loan, 6 Month SOFR + 3.250%	6.938(c)	04/03/28	186	185,719

Paint Intermediate III LLC,
Paint Intermediate/Wesco Group Cov-Lite Term B Loan, 3 Month SOFR + 3.000%	6.653(c)	10/09/31	447	447,827

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 23

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Chemicals (cont’d.)

Root Bidco Sarl (Portugal),
Facility B4, 3 Month EURIBOR + 5.000%	7.204%(c)	09/27/30	EUR	525	$565,265

TPC Group, Inc.,
Initial Term Loan, 3 Month SOFR + 5.750%	9.417(c)	12/16/31		346	334,230

					2,437,314

Commercial Services 2.7%

Albion Financing 3 Sarl (United Kingdom), 2025-A Refinancing USD Term Loan, 3 Month SOFR + 3.000%	6.632(c)	05/21/31		199	199,095

Allied Universal Holdco LLC,
Amendment No. 7 Replacement USD Term Loan, 1 Month SOFR + 3.250%	6.894(c)	08/20/32		546	545,804

AMG Advanced Metallurgical Group NV,
Term B Loan	— (p)	07/31/33		200	198,000

AWP Group Holdings, Inc.,
Term Loan, 1 Month SOFR + 5.250%^	12.836(c)	12/01/32		433	429,762
Term Loan^	0.000	12/22/32		18	17,827

Belfor Holdings, Inc.,
Tranche B-5 Term Loan, 1 Month SOFR + 2.750%	6.394(c)	11/01/30		237	236,074

DS Parent, Inc.,
Term B Loan, 3 Month SOFR + 5.500%	9.232(c)	01/31/31		147	118,072

Jupiter Buyer, Inc.,
Initial Term Loan, 3 Month SOFR + 4.000%	7.732(c)	11/01/31		373	373,577

Mavis Tire Express Services Topco Corp., 2025 First Lien Incremental Term Loan, 6 Month SOFR + 3.000%	6.669(c)	05/04/28		197	196,566

Neon Maple Purchaser, Inc., First Amendment Tranche B-1 Term Loan, 1 Month SOFR + 2.500%	6.144(c)	11/17/31		187	181,649

Ryan LLC, 2025 Refinancing Term Loan, 1 Month SOFR + 3.500%	7.144(c)	11/05/32		274	271,569

Salas O’Brien, Inc., Delayed Draw Term Loan^	0.000	01/31/33		4	4,286

TruGreen LP,
First Lien Second Refinancing Term Loan, 3
Month SOFR + 4.100%	7.766(c)	11/02/27		274	261,300

See Notes to Consolidated Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Commercial Services (cont’d.)

Verde Purchaser LLC,
Initial Term Loan, 3 Month SOFR + 4.000%	7.732%(c)	11/29/30	148	$139,415

VT Topco, Inc.,
Second Amendment Term Loan, 1 Month SOFR + 3.000%	6.644(c)	08/09/30	173	169,292

				3,342,288

Computers 1.0%

Bingo Holdings I LLC,
Term Loan, 3 Month SOFR + 4.750%	8.482(c)	06/30/32	496	495,258

Indy US Bidco LLC,
2025 Term Loan, 1 Month SOFR + 2.250%^	5.894(c)	10/31/30	205	202,192

Liquid Tech Solutions HO,
2025 Term B Loan, 1 Month SOFR + 3.000%	6.624(c)	06/27/31	225	223,635

NCR Atleos Corp.,
Term B Loan, 3 Month SOFR + 3.000%	6.668(c)	04/16/29	131	130,648

Ping Identity Corp.,
Initial Term Loan, 1 Month SOFR + 2.750%	6.375(c)	11/15/32	249	242,365

				1,294,098

Consumer Services 1.2%

Aptive Environmental LLC,
Revolver Loan, 3 Month SOFR + 4.750%^	8.394(c)	10/15/32	13	12,726
Term Loan, 1 Month SOFR + 4.750%^	8.394(c)	10/15/32	582	577,049

Parfums De Marly,
Term Loan, 3 Month SOFR + 5.250%^	8.880(c)	09/01/28	935	934,986

				1,524,761

Diversified Financial Services 3.1%

Azorra Soar TLB Finance Ltd. (Cayman Islands),
Initial Term Loan, 3 Month SOFR + 2.500%	6.164(c)	10/18/29	246	245,834

Bridge Locations,
Term Loan^	— (p)	05/29/32	990	977,858
Term Loan^	— (p)	05/29/32	110	108,392

Focus Financial Partners LLC,
Tranche B Incremental Term Loan, 1 Month SOFR + 2.500%	6.144(c)	09/15/31	145	141,563

Gategroup Finance SA (Luxembourg),
Senior Facility B2 (USD), 3 Month SOFR + 3.500%	7.192(c)	06/10/32	372	373,373

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 25

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Diversified Financial Services (cont’d.)

HPS Speciality Loan Fund VI GP (Luxembourg),
Term Loan, 3 Month SOFR + 2.000%^	5.692%(c)	09/30/34		28	$28,383
Term Loan, 3 Month SOFR + 3.200%^	6.892(c)	09/30/34		65	65,404

HPS Speciality Loan Fund VI IM (Luxembourg),
Term Loan, 3 Month SOFR + 3.200%^	6.892(c)	09/29/34		98	98,106
Term Loan, 3 Month SOFR + 2.000%^	5.692(c)	09/30/34		43	42,575

Hudson River Trading LLC,
Term B-2 Loan, 1 Month SOFR + 2.500%	6.139(c)	03/18/30		438	434,973

Minerva Bidco Ltd. (United Kingdom),
Term Loan, 3 Month SONIA + 4.250%^	7.979(c)	11/30/32	GBP	500	653,837

SBI Growth Advisory,
Term Loan, 3 Month SOFR + 5.500%^	9.175(c)	04/16/31		712	704,647

					3,874,945

Education 1.2%

Dukes Education Group Ltd. (United Kingdom),
Accordion Facility, SONIA + 5.500%^	9.236(c)	11/27/28	GBP	68	89,616
Acquisition/Capex Facility 1, SONIA + 5.500%^	9.250(c)	11/27/28	GBP	61	80,798
Acquisition/Capex Facility 4, 6 Month EURIBOR + 5.500%^	7.826(c)	11/27/28	EUR	34	39,336
Acquisition/Capex Facility 5, 6 Month EURIBOR + 5.500%^	7.839(c)	11/27/28	EUR	18	20,767
Acquisition/Capex Facility 5, 3 Moth SONIA + 5.500%^	9.228(c)	11/25/28		7	9,818
Acquisition/Capex Facility 6, 3 Month EURIBOR + 5.500%^	7.830(c)	11/27/28	EUR	238	271,498
Acquisition/Capex Facility 6, 3 Moth SOFR + 5.500%^	9.226(c)	11/25/28		114	151,187
Facility B, SONIA + 5.500%^	9.236(c)	11/27/28	GBP	25	33,397

International Schools Partnership (United Kingdom),
Facility B5 (USD II), 6 Month SOFR + 4.500%^	8.092(c)	07/06/31		858	845,245

					1,541,662

Electric 0.1%

Discovery Energy Holding Corp.,
Term Loan, 3 Month SOFR + 3.000%	6.732(c)	05/01/31		152	151,982

See Notes to Consolidated Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Electrical Components & Equipment 0.9%

Belden, Inc.,
Term Loan^	— %(p)	06/30/33	200	$200,000
Mission Critical Group LLC,
Term Loan, 1 Month SOFR + 5.250%^	8.870(c)	10/01/30	905	897,425

				1,097,425

Engineering & Construction 0.6%

Aegion Corp.,
Initial Term Loan, 1 Month SOFR + 2.750%	6.394(c)	04/25/33	453	451,374
Brown Group Holding LLC,
Incremental Term B-2 Facility, 3 Month SOFR + 2.500%	6.158(c)	07/01/31	148	148,781
Initial Term Loan, 1 Month SOFR + 2.500%	6.144(c)	07/01/31	98	98,434
Salas O’Brien, Inc.,
Initial Term Loan, 1 Month SOFR + 2.750%^	6.394(c)	01/31/33	89	88,571

				787,160

Entertainment 2.2%

Allwyn Entertainment Financing (US) LLC,
Term B Loan, 3 Month SOFR + 2.500%	6.163(c)	11/24/32	324	319,730
AMC Entertainment Holdings, Inc.,
Initial Exchange Term Loan, 1 Month SOFR + 7.000%	12.350(c)	01/04/29	499	499,663
Betclic Everest Group,
Additional Facility B (USD), 3 Month SOFR + 2.750%	6.482(c)	12/10/31	150	149,671
Crown Finance US, Inc. (United Kingdom),
Term B Loan, 1 Month SOFR + 4.500%	8.114(c)	12/02/31	347	347,306
Discovery Global Holdings, Inc.,
Initial Dollar Term Loan, 1 Month SOFR + 2.500%	6.144(c)	06/03/33	539	539,374
Herschend Entertainment Co. LLC,
2026 Term Loan, 1 Month SOFR + 2.500%	6.144(c)	05/27/32	124	123,874
Pioneer Opco, LLC,
Term B Loan, 1 Month SOFR + 3.250%	6.894(c)	05/16/33	425	426,292
Voyager Parent LLC,
2026 Refinancing Term B Loan, 3 Month SOFR + 4.250%	7.982(c)	07/01/32	372	371,587

				2,777,497

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 27

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Environmental Control 1.0%

GFL Environmental, Inc.,
Initial Term Loan, 3 Month SOFR + 2.500%	6.156%(c)	03/03/32	347	$347,202
Heritage Environmental Services, Inc.,
Initial Term Loan, 1 Month SOFR + 3.000%^	6.644(c)	04/01/33	272	273,020
JFL-Tiger Acquisition Co., Inc.,
Initial Term Loan, 3 Month SOFR + 3.000%	6.642(c)	10/17/30	74	73,678
Madison Iaq LLC,
2026 Repriced Term Loan, 6 Month SOFR + 1.750%	5.470(c)	05/06/32	206	205,915
MIP V Waste Holdings LLC,
Tranche B-2 Term Loan^	— (p)	08/20/32	74	74,437
WIN Waste Innovations Holdings, Inc.,
New Term B-2 Loan, 1 Month SOFR + 3.364%	7.008(c)	03/24/28	233	232,557

				1,206,809

Foods 1.1%

Barchemy Bidco LLC,
First Lean Second Secured, 1 Month SOFR + 4.750%^	8.791(c)	10/06/31	1,100	1,111,000
Nourish Buyer I, Inc.,
2026-1 Term Loan, 3 Month SOFR + 4.000%	7.669(c)	07/09/32	274	275,080

				1,386,080

Forest Products & Paper 0.2%

Magnera Corp.,
New Term Loan, 1 Month SOFR + 4.250%	7.894(c)	11/04/31	271	268,543

Hand/Machine Tools 0.1%

Madison Safety & Flow LLC,
2025-B Incremental Term B Loan, PRIME + 1.500%	8.250(c)	09/26/31	115	115,106

Healthcare & Pharmaceuticals 1.2%

Loire Finco Luxembourg Sarl (Luxembourg),
Additional Facility (USD), 1 Month SOFR + 4.000%	7.644(c)	01/21/30	361	361,573
Wedgwood specialty Pharma III,
Initial Term Loan, 3 Month SOFR + 4.750%^	8.442(c)	12/23/32	1,107	1,099,549
Revolving Loan^	0.000	12/31/32	18	17,735

				1,478,857

See Notes to Consolidated Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Healthcare-Products 0.2%

Bausch & Lomb Corp., 2025-2 Refinancing Term Loan, 1 Month SOFR + 3.750%	7.394%(c)	01/15/31	223	$223,594

Healthcare-Services 0.9%

Charlotte Buyer, Inc.,
Third Refinancing Term Loan	— (p)	06/30/31	325	324,419
Envision Healthcare Operating, Inc., 2026 Replacement Term Loan, 1 Month SOFR + 5.000%	8.625(c)	06/25/30	319	319,092
Midwest Physician Administrative Services LLC,
First Lien Term Loan, 1 Month SOFR + 3.114%	6.758(c)	03/13/28	298	295,963
Upstream Newco, Inc., 2025 December Extended Modified Term Loan, 1 Month SOFR +4.250%	6.515(c)	11/20/29	248	232,715

				1,172,189

Holding Companies-Diversified 0.1%

Clue OpCo LLC,
Term B Loan, 3 Month SOFR + 4.500%	8.163(c)	12/19/30	159	149,986

Home Furnishings 0.2%

TGP Holdings III LLC,
First Lien Closing Date Term Loan, 1 Month SOFR + 3.350%	6.994(c)	06/29/28	250	234,776

Insurance 0.3%

Acrisure LLC, 2024 Repricing Term B-6 Loan, 1 Month SOFR + 3.000%	6.644(c)	11/06/30	269	242,590
Asurion LLC/Asurion Co-Issuer, Inc.,
New B-14 Term Loan, 1 Month SOFR + 3.750%	7.413(c)	02/23/33	195	184,021

				426,611

Internet 0.8%

Denali Intermediate Holdings, Inc.,
Revolver Loan, 3 Month SOFR + 5.500%^	2.184(c)	08/26/32	15	14,163
Term Loan, 1 Month SOFR + 5.500%^	9.153(c)	08/26/32	844	780,095

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 29

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Internet (cont’d.)

MH Sub I LLC, 2023 May New Term Loan, 1 Month SOFR + 4.250%	7.894%(c)	05/03/28		154	$149,355
2024 December New Term Loan, 1 Month SOFR + 4.250%	7.894(c)	12/31/31		104	89,976

					1,033,589

Investment Companies 1.7%

Emerald Holding, Inc.,
(100MM) Delayed Term Loan^	— (p)	06/30/33		23	23,386
Delayed Term Loan^	— (p)	06/30/33		47	46,773
Term Loan^	— (p)	06/30/33		180	178,904
Hurricane CleanCo Ltd. (United Kingdom),
Facility A^	12.500	10/31/29	GBP	1,384	1,904,240

					2,153,303

Leisure Time 1.7%

Bulldog Purchaser, Inc.,
Term Loan, 3 Month SOFR + 3.250%	6.913(c)	02/04/33		249	249,480
ClubCorp Holdings, Inc.,
Term Loan, 1 Month SOFR + 5.250%^	8.862(c)	05/31/32		907	906,534
International Park Holdings BV (Netherlands), 2025 Facility B, 6 Month EURIBOR + 5.500%^	8.096(c)	01/30/32	EUR	500	566,900
Recess Holdings, Inc.,
Amendment No. 5 Term Loan, 3 Month SOFR + 3.750%	7.417(c)	02/20/30		245	244,942
SGH2 LLC,
Initial Dollar Term Loan, 3 Month SOFR + 4.500%^	8.232(c)	08/18/32		223	222,754

					2,190,610

Machinery-Diversified 1.0%

Columbus McKinnon Corp.,
Term B Loan, 3 Month SOFR + 3.500%	7.232(c)	02/03/33		264	263,386
Engineered Machinery Holdings, Inc., 2025 USD Refinancing Term Loan, 3 Month SOFR + 3.250%	6.982(c)	11/26/32		297	298,210
Graftech Global Enterprises, Inc.,
Delayed Draw Term Loan, 1 Month SOFR + 6.000%	9.639(c)	12/21/29		164	156,314
Initial Term Loan, 3 Month SOFR + 6.000%	9.667(c)	12/21/29		286	273,549

See Notes to Consolidated Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Machinery-Diversified (cont’d.)

TK Elevator Midco GmbH (Germany),
(USD) Term B Loan, 6 Month SOFR + 2.750%	6.377%(c)	04/30/30		314	$315,205

					1,306,664

Media 1.5%

Project Cannes - Bayview International NPL,
Term Loan, 3 Month EURIBOR + 2.350%^	2.218(c)	12/07/29	EUR	957	1,093,142
Radiate Holdco LLC,
First Out Term Loan, 1 Month SOFR + 5.114%	8.758(c)	09/25/29		927	832,799

					1,925,941

Metal Fabricate/Hardware 0.6%

Doncasters US Finance LLC (United Kingdom),
Initial Term Loan, 3 Month SOFR + 6.500%^	10.232(c)	04/23/30		42	42,293
Tega MC Australia Holdings Pty Ltd. (Australia),
Term B Loan, 3 Month SOFR + 3.500%	7.160(c)	06/01/33		275	276,204
Tiger Acquisition LLC,
Refinancing Initial Term Loan, 1 Month SOFR + 2.500%	6.153(c)	08/23/32		149	149,216
Trulite Glass & Aluminum Solutions LLC,
Initial Term Loan, 3 Month SOFR + 6.000%	9.682(c)	03/01/30		308	269,761

					737,474

Mining 0.1%

Arsenal AIC Parent LLC, 2025 Term B Loan, 1 Month SOFR + 2.750%	6.394(c)	08/18/30		155	155,560

Miscellaneous Manufacturing 0.9%

AMG Advanced Metallurgical Group NV (Netherlands), 2021 Term Loan, 1 Month SOFR + 3.614%	7.258(c)	11/30/28		244	243,986
Lindstrom LLC,
Initial Term Loan, 6 Month SOFR + 5.500%^	9.245(c)	12/31/32		869	850,254

					1,094,240

Oil & Gas Services 0.2%

Deep Blue Operating I LLC,
Initial Term Loan, 3 Month SOFR + 2.250%	5.902(c)	10/01/32		200	199,875

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 31

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Packaging & Containers 0.5%
Closure Systems International Group,
Amendment No. 5 Term Loan, 1 Month SOFR + 3.000%	6.644%(c)	03/22/29	74	$73,500
Owens-Brockway Glass Container, Inc.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.000%	6.644(c)	09/30/32	149	147,804
Ring Container Technologies Group LLC,
2025 Refinancing Term Loan, 1 Month SOFR + 2.500%	6.144(c)	09/15/32	199	198,607
Supplyone, Inc.,
Term B Loan, 1 Month SOFR + 3.500%	7.144(c)	04/19/31	74	74,494
Trident TPI Holdings, Inc.,
Tranche B-7 Term Loan, 3 Month SOFR + 3.750%	7.482(c)	09/15/28	196	187,126

				681,531

Pharmaceuticals 1.0%
Golden State Buyer, Inc.,
Term Loan, 1 Month SOFR + 5.250%^	8.870(c)	03/31/31	1,100	1,089,000
Upstream Newco, Inc.,
Tranche E Term Loan, 3 Month SOFR + 3.000%	6.732(c)	09/29/32	191	191,031

				1,280,031

Pipelines 0.2%

CPPIB OVM Member US LLC,
Initial Term Loan, 3 Month SOFR + 2.250%	5.982(c)	08/20/31	147	147,323
FR BR Holdings LLC,
Initial Term Loan, 3 Month SOFR + 4.250%^	7.982(c)	10/31/30	162	162,094

				309,417

Real Estate 1.6%

Arep VA Data Center,
Term Loan, 1 Month SOFR + 2.650%^	6.262(c)	07/28/28	257	255,810
Term Loan, 1 Month SOFR + 2.650%^	6.262(c)	07/30/28	348	346,490

Domain Greenbough Partner 2 LLC,
Term Loan^	— (p)	01/23/32	717	720,255

Stakeholders Vacation Rentals,
Term Loan, 3 Month SOFR + 5.000%^	8.732(c)	05/08/31	677	670,610

				1,993,165

See Notes to Consolidated Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Real Estate Investment Trusts (REITs) 0.9%
Blackstone Mortgage Trust, Inc.,
Term B-4 Loan, 1 Month SOFR + 2.500%^	6.144%(c)	05/09/29	179	$177,950
Brookfield Property REIT, Inc.,
2026 Replacement Term Loan, 1 Month SOFR + 3.000%	6.644(c)	05/28/30	890	889,139

				1,067,089

Retail 0.7%

Dave & Buster’s, Inc., 2024 Incremental Term B Loan, 3 Month SOFR + 3.250%	6.938(c)	11/01/31	270	218,308
Great Outdoors Group LLC,
Term B-3 Loan, 1 Month SOFR + 3.250%	6.894(c)	01/23/32	175	175,101
Peer Holding III BV (Netherlands),
B4B Term B Loan, 3 Month SOFR + 2.500%	6.232(c)	10/26/30	172	172,570

PrimeSource/Park River Holdings, 2025 First Lien Term B Loan, 3 Month SOFR + 4.500%	8.171(c)	03/17/31	374	373,200

				939,179

Software 3.4%
AthenaHealth Group, Inc., Fourth Amendment Term Loan, 1 Month SOFR + 3.250%	6.894(c)	02/17/32	274	270,544
BMC Software, Inc., 2031 Replacement Dollar Term Loan, 3 Month SOFR + 3.000%	6.499(c)	07/30/31	367	329,741

Coreweave Compute Acquisition Co IV LLC,
Additional Delayed Draw Term Loan	0.500	11/17/31	62	63,383

Databank Oracle,
Term Loan, 1 Month SOFR + 3.000%^	6.644(c)	03/06/29	730	730,370

Evertec Group LLC (Puerto Rico),
Term B Loan, 1 Month SOFR + 2.250%	5.894(c)	10/30/30	300	299,625

Genesys Cloud Services Holdings II LLC,
2025 Dollar Term Loan, 1 Month SOFR + 2.500%	6.144(c)	01/30/32	420	401,092

Inmar, Inc.,
2025 First Lien Term Loan, 3 Month SOFR + 4.500%	8.198(c)	10/30/31	344	299,958

Meta CW GPU,
Term Loan^	— (p)	03/31/32	343	342,631

Relativity Intermediate Holdco LLC,
Term Loan, 1 Month SOFR + 2.750%	6.394(c)	01/30/33	100	97,500

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 33

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Software (cont’d.)

Vantage Oracle TX,
Term Loan, 1 Month SOFR + 2.500%^	6.120%(c)	04/30/30		42	$42,106

Voodoo SAS (France),
Term Loan, 3 Month EURIBOR + 5.000%^	7.135(c)	04/30/30	EUR	1,000	1,127,976

Weld North Education LLC,
2024 Term Loan, 1 Month SOFR + 3.500%	7.144(c)	12/21/29		244	229,102

					4,234,028

Telecommunications 2.1%
CloudHQ VA B1,
Term Loan, 1 Month SOFR + 2.250%^	5.900(c)	01/29/30		173	172,736
CloudHQ VA B2 Quick,
Term Loan, 1 Month SOFR + 2.250%^	5.900(c)	03/06/30		75	75,125
CloudHQ VA B3 Quick,
Term Loan, 1 Month SOFR + 2.250%^	5.900(c)	03/06/30		61	61,124
Connect Holdings 2 LLC,
Delayed Draw Term B Loan, 1 Month SOFR + 4.250%	7.903(c)	04/03/31		210	196,934
Crown Subsea Communications Holding, Inc.,
2026 Term Loan, 1 Month SOFR + 3.000%	6.644(c)	01/30/31		100	99,997
Learfield Communications LLC,
Term Loan, 3 Month SOFR + 5.000%^	8.728(c)	04/30/33		783	774,783
Level 3 Financing, Inc.,
Term B-5 Loan, 1 Month SOFR + 2.750%	6.394(c)	03/29/32		275	274,915
NTI Buyer LLC,
Term Loan^	— (p)	06/30/33		300	297,375
Qualitytech LP,
Term Loan, 1 Month SOFR + 3.500%	7.114(c)	11/04/31		395	395,494
Vantor Holdings, Inc.,
Initial Term Loan, 6 Month SOFR + 4.500%	8.118(c)	03/03/33		325	325,813

					2,674,296

Toys/Games/Hobbies 0.4%

J&J Ventures Gaming LLC,
Initial Term Loan, 1 Month SOFR + 5.000%^	8.644(c)	04/26/30		498	495,761

See Notes to Consolidated Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (Continued)

Transportation 0.3%

Liquid Tech Solutions HO,
Initial Term Loan, 3 Month SOFR + 3.500%	7.232%(c)	10/12/32		70	$69,157
Savage Enterprises LLC,
Amendment No. 8 Term Loan, 1 Month SOFR + 2.000%	5.621(c)	08/05/32		270	269,284

					338,441

TOTAL FLOATING RATE AND OTHER LOANS (cost $57,560,156)					56,961,364

RESIDENTIAL MORTGAGE-BACKED SECURITIES 5.7%
Clavel Residential DAC (Spain),
Series 2025-01A, Class D, 144A, 3 Month EURIBOR + 2.500% (Cap N/A, Floor 0.000%)	4.663(c)	10/28/66	EUR	400	445,623

Concora Credit, Inc.,
Series 2025-011 Month SOFR + 2.400%^	6.080(c)	12/31/28		940	940,000

Lincoln Senior Participation Trust,
Series 2024-11 Month SOFR + 4.250%^	7.894(c)	06/27/27		1,143	1,143,000

Lugo Funding DAC (Spain),
Series 2024-01A, Class C, 144A, 3 Month EURIBOR + 2.000% (Cap N/A, Floor 0.000%)	4.195(c)	05/26/66	EUR	600	677,533
PMT Credit Risk Transfer Trust,
Series 2024-01R, Class A, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	7.128(c)	05/25/33		1,635	1,646,276
Series 2024-02R, Class A, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	6.982(c)	03/29/27		1,644	1,654,936
PRPM Fundido DAC (Spain),
Series 2025-02A, Class D, 144A, 3 Month EURIBOR + 2.500% (Cap N/A, Floor 0.000%)	4.670(c)	01/29/75	EUR	600	665,666

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $7,105,816)					7,173,034

SOVEREIGN BONDS 2.6%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	0.125	07/09/30	EUR	38	38,172
Sr. Unsec’d. Notes	0.750(cc)	07/09/30		94	83,436
Sr. Unsec’d. Notes(v)	1.000	07/09/29		190	172,868
Sr. Unsec’d. Notes	3.500	07/09/41		87	65,189
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	3.750	09/19/28	EUR	330	375,097

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 35

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Colombia Government International Bond (Colombia), (cont’d.)
Sr. Unsec’d. Notes(v)	4.500%	03/15/29		200	$194,700
Sr. Unsec’d. Notes(v)	5.375	01/21/29		200	199,620
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes	4.875	01/30/32	EUR	104	117,435
Sr. Unsec’d. Notes	5.250	03/22/30	EUR	201	232,393
Sr. Unsec’d. Notes(v)	5.875	10/17/31	EUR	600	706,244
Sr. Unsec’d. Notes, 144A	6.750	02/25/41		200	193,874
Sr. Unsec’d. Notes, 144A(v)	8.075	04/01/36		550	603,867
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes, 144A(v)	7.250	12/11/55		260	259,220

TOTAL SOVEREIGN BONDS (cost $3,010,368)					3,242,115

U.S. TREASURY OBLIGATION(k) 0.2%
U.S. Treasury Notes (cost $291,187)	3.625	08/31/29		290	285,378

			Shares

COMMON STOCK 0.1%

Gas Utilities

Ferrellgas Partners LP* (cost $119,107)				5,145	123,480

PREFERRED STOCKS 0.9%

Building Products 0.9%
QXO, Inc., Series C, 4.750%, Maturing 04/01/33				109	1,067,730

Electronic Equipment, Instruments & Components 0.0%
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^				25	27,187

TOTAL PREFERRED STOCKS (cost $1,115,297)					1,094,917

TOTAL LONG-TERM INVESTMENTS (cost $144,519,234)					143,884,519

See Notes to Consolidated Financial Statements.

Description	Shares	Value

SHORT-TERM INVESTMENT 6.0%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $7,565,861)(bb)(wb)	7,565,861	$7,565,861

TOTAL INVESTMENTS 120.3% (cost $152,085,095)		151,450,380
Liabilities in excess of other assets(z) (20.3)%		(25,520,341)

NET ASSETS 100.0%		$125,930,039

Below is a list of the abbreviation(s) used in the semiannual report:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BOA—Bank of America, N.A.

CGM—Citigroup Global Markets, Inc.

CLO—Collateralized Loan Obligation

CME—Chicago Mercantile Exchange

DAC—Designated Activity Company

DB—Deutsche Bank AG

EURIBOR—Euro Interbank Offered Rate

EuroSTR—Euro Short-Term Rate

GSI—Goldman Sachs International

IO—Interest Only (Principal amount represents notional)

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

LP—Limited Partnership

M—Monthly payment frequency for swaps

MSI—Morgan Stanley & Co. International PLC

MTN—Medium Term Note

N/A—Not Applicable

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $35,138,731 and 27.9% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2026.

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 37

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

(bb)	Represents security, or a portion thereof, held in the SPV.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of June 30, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(oo)	Perpetual security. Maturity date represents next call date.

(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.

(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreements.

(wb)	Represents an investment in a Fund affiliated with the Manager.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitments outstanding at June 30, 2026:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Aegion Corp., Delayed Draw Term Loan, 0.000%, Maturity Date 04/25/33 (cost $46,944)	47	$ 46,896	$ —	$ (48)
Aptive Environmental LLC, Delayed Draw Term Loan, 1.000%, Maturity Date 10/15/32 (cost $25,465)^	26	25,373	—	(92)
Aptive Environmental LLC, Revolver, 0.500%, Maturity Date 10/15/32 (cost $40,260)^	41	40,300	40	—
Arep VA Data Center, Delayed Draw Term Loan, 0.000%, Maturity Date 07/30/28 (cost $395,167)^	395	393,511	—	(1,656)
AWP Group Holdings, Inc., Delayed Draw Term Loan, 0.000%, Maturity Date 12/22/32 (cost $49,881)^	50	49,871	—	(10)
Celerion Buyer, Inc., Delayed Draw Term Loan, 0.500%, Maturity Date 05/18/33 (cost $105,728)^	107	105,728	—	—
CloudHQ VA B1, Delayed Draw Term Loan, —%(p), Maturity Date 01/29/30 (cost $60,368)^	60	60,195	—	(173)
CloudHQ VA B1, Delayed Draw Term Loan, —%(p), Maturity Date 01/29/30 (cost $33,677)^	34	33,581	—	(96)
CloudHQ VA B2 Quick, Delayed Draw Term Loan, —%(p), Maturity Date 03/06/30 (cost $51,078)^	51	51,078	—	—
CloudHQ VA B2, Delayed Draw Term Loan, —%(p), Maturity Date 03/06/30 (cost $37,051)^	37	37,051	—	—
CloudHQ VA B3 Quick, Delayed Draw Term Loan, —%(p), Maturity Date 03/06/30 (cost $26,719)^	27	26,719	—	—
CloudHQ VA B3, Delayed Draw Term Loan, —%(p), Maturity Date 03/06/30 (cost $41,184)^	41	41,184	—	—
ClubCorp Holdings, Inc., Delayed Draw Term Loan, 1.000%, Maturity Date 05/31/32 (cost $61,156)^	61	61,460	304	—

See Notes to Consolidated Financial Statements.

Unfunded loan commitments outstanding at June 30, 2026 (continued):

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
ClubCorp Holdings, Inc., Delayed Draw Term Loan, 0.500%, Maturity Date 05/31/32 (cost $91,278)^	92	$92,190	$912	$—
Coreweave Compute Acquisition Co IV LLC, Delayed Draw Term Loan, 0.500%, Maturity Date 11/17/31 (cost $111,734)	113	115,080	3,346	—
Databank Oracle, Delayed Draw Term Loan, —%(p), Maturity Date 03/06/29 (cost $186,272)^	190	189,630	3,358	—
Denali Intermediate Holdings, Inc., Delayed Draw Term Loan, 0.500%, Maturity Date 08/26/32 (cost $68,941)^	70	64,521	—	(4,420)
Domain Greenbough Issuer 2 LLC, Delayed Draw Term Loan, 0.000%, Maturity Date 01/23/32 (cost $282,972)^	283	284,246	1,274	—
Doncasters US Finance LLC, Delayed Draw Term Loan, 1.500%, Maturity Date 04/01/30 (cost $420,000)^	420	421,050	1,050	—
Dukes Education Group Ltd., Acquisition/Capex Facility 6, 1.000%, Maturity Date 11/27/28 (cost $284,724)^	224	297,353	12,629	—
HPS Speciality Loan Fund VI GP, Delayed Draw Term Loan, 0.000%, Maturity Date 09/30/34 (cost $78,055)^	78	78,055	—	—
HPS Speciality Loan Fund VI GP, Delayed Draw Term Loan, 0.000%, Maturity Date 09/30/34 (cost $188,737)^	189	188,737	—	—
HPS Speciality Loan Fund VI IM, Delayed Draw Term Loan, 0.000%, Maturity Date 09/30/34 (cost $117,082)^	117	117,082	—	—
HPS Speciality Loan Fund VI IM, Delayed Draw Term Loan, 0.000%, Maturity Date 09/30/34 (cost $283,104)^	283	283,104	—	—
Learfield Comm LLC, Delayed Draw Term Loan, 0.500%, Maturity Date 04/30/33 (cost $129,134)^	130	129,130	—	(4)
Learfield Comm LLC, Delayed Draw Term Loan, —%(p), Maturity Date 04/30/33 (cost $86,090)^	87	86,087	—	(3)
Lindstrom LLC, Revolver Loan, 0.500%, Maturity Date 12/31/32 (cost $126,807)^	129	125,813	—	(994)
Liquid Tech Solutions HO, Delayed Draw Term Loan, 1.000%, Maturity Date 10/31/32 (cost $5,004)	5	4,969	—	(35)
Meta CW GPU, Delayed Draw Term Loan, 0.000%, Maturity Date 03/31/32 (cost $655,778)^	657	657,369	1,591	—
Mission Critical Group LLC, Delayed Draw Term Loan, —%(p), Maturity Date 10/01/30 (cost $49,675)^	50	49,857	182	—
Mission Critical Group LLC, Delayed Draw Term Loan, —%(p), Maturity Date 10/01/30 (cost $143,928)^	145	143,588	—	(340)
Missionwired, Delayed Draw Term Loan, 0.500%, Maturity Date 05/29/30 (cost $180,640)^	183	180,951	311	—
Salas O’Brien, Inc., Delayed Draw Term Loan, 0.000%, Maturity Date 01/31/33 (cost $7,126)^	7	7,143	17	—
SBI Growth Advisory, Delayed Draw Term Loan, 1.000%, Maturity Date 04/16/31 (cost $289,083)^	291	288,265	—	(818)
SBI Growth Advisory, Delayed Draw Term Loan, 0.500%, Maturity Date 04/16/31 (cost $94,732)^	97	96,088	1,356	—

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 39

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Unfunded loan commitments outstanding at June 30, 2026 (continued):

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Stakeholders Vacation Rentals, Delayed Draw Term Loan, —%(p), Maturity Date 05/18/31 (cost $331,833)^	337	$333,367	$1,534	$—
Stakeholders Vacation Rentals, Delayed Draw Term Loan, —%(p), Maturity Date 05/18/31 (cost $82,958)^	84	83,342	384	—
Vantage Oracle TX, Delayed Draw Term Loan, —%(p), Maturity Date 04/30/30 (cost $254,451)^	257	257,236	2,785	—
Wedgwood specialty Pharma III, Revolving Loan, 0.500%, Maturity Date 12/31/32 (cost $124,415)^	125	124,143	—	(272)
Wells Co., Inc., Delayed Draw Term Loan, 0.500%, Maturity Date 02/28/33 (cost $163,029)^	165	163,631	602	—
Wells Concrete, Delayed Draw Term Loan, 0.500%, Maturity Date 02/28/33 (cost $109,343)^	110	109,087	—	(256)

		$5,944,061	$31,675	$(9,217)

Futures contracts outstanding at June 30, 2026:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
15 3 Month CME SOFR		Dec. 2026	$3,603,188	$(27,777)
15 3 Month CME SOFR		Mar. 2027	3,598,500	(34,715)
46 2 Year U.S. Treasury Notes		Sep. 2026	9,482,109	(6,120)
1 5 Year Euro-Bobl		Sep. 2026	131,833	445
78 5 Year U.S. Treasury Notes		Sep. 2026	8,349,657	11,867
1 10 Year Euro-Bund		Sep. 2026	145,499	1,187
60 Bloomberg HY Credit		Sep. 2026	6,853,500	19,705
12 Euro Schatz Index		Sep. 2026	1,452,839	881

				(34,527)

Short Positions:
9 3 Month CME SOFR		Sep. 2026	2,166,694	771
27 10 Year U.S. Treasury Notes		Sep. 2026	2,967,047	(24,409)
15 10 Year U.S. Ultra Treasury Notes		Sep. 2026	1,687,031	(13,140)
13 20 Year U.S. Treasury Bonds		Sep. 2026	1,475,500	(37,792)
2 30 Year U.S. Ultra Treasury Bonds		Sep. 2026	232,313	(5,737)

				(80,307)

				$(114,834)

See Notes to Consolidated Financial Statements.

Bond forward contracts outstanding at June 30, 2026:

Purchase Bond Forwards	Counterparty	Settlement Date	Notional Amount (000)#	Strike Price	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Bond Forward Contracts:
U.S. Treasury Bond
3.625%, 12/31/30	JPM	07/07/26	8,875	$98.55	$8,746,451	$8,667,600	$—	$(78,851)
3.375%, 12/31/27	JPM	07/07/26	22,100	$99.31	21,947,051	21,852,149	—	(94,902)
3.500%, 12/15/28	JPM	07/07/26	10,535	$99.15	10,445,889	10,374,626	—	(71,263)
U.S. Treasury Note
3.875%, 05/15/29	GSI	09/11/26	17,000	$99.20	16,863,179	16,869,185	6,006	—

					$58,002,570	$57,763,560	$6,006	$(245,016)

Forward foreign currency exchange contracts outstanding at June 30, 2026:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 07/02/26	JPM	GBP	3,455	$4,569,614	$4,582,923	$13,309	$—
Euro,
Expiring 07/02/26	BNP	EUR	94	108,474	107,469	—	(1,005)
Expiring 07/02/26	GSI	EUR	119	136,877	135,414	—	(1,463)
Expiring 07/02/26	JPM	EUR	11,193	12,692,749	12,790,037	97,288	—
Expiring 07/02/26	MSI	EUR	388	449,515	443,396	—	(6,119)
Expiring 08/04/26	JPM	EUR	444	507,552	507,653	101	—

				$18,464,781	$18,566,892	110,698	(8,587)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 07/02/26	GSI	GBP	3,455	$4,629,714	$4,582,923	$46,791	$—
Expiring 08/04/26	JPM	GBP	3,455	4,569,411	4,582,834	—	(13,423)
Euro,
Expiring 07/02/26	BOA	EUR	314	365,287	358,330	6,957	—
Expiring 07/02/26	JPM	EUR	9,816	11,393,309	11,216,894	176,415	—
Expiring 07/02/26	JPM	EUR	536	622,590	612,770	9,820	—

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 41

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Forward foreign currency exchange contracts outstanding at June 30, 2026 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 07/02/26	MSI	EUR	1,127	$1,305,505	$1,288,321	$17,184	$—
Expiring 08/04/26	JPM	EUR	11,193	12,709,986	12,807,713	—	(97,727)

				$35,595,802	$35,449,785	257,167	(111,150)

						$367,865	$(119,737)

Credit default swap agreements outstanding at June 30, 2026:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at June 30, 2026(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_24-PCA††	08/02/27	1.650	%(M)		2,000*	$2,758	$(64)	$2,822	GSI

††	The value of the contract, GS_24-PCA is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at June 30, 2026(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Republic of Angola	12/20/27	1.000%(Q)	800	2.524%	$(17,024)	$(27,668)	$10,644	BARC
Republic of Argentina	12/20/26	5.000%(Q)	100	0.814%	2,104	(493)	2,597	MSI
Republic of Ecuador	12/20/27	5.000%(Q)	550	1.866%	25,254	(2,778)	28,032	GSI
Republic of Ecuador	12/20/28	5.000%(Q)	550	2.547%	31,785	(6,136)	37,921	GSI
Republic of El Salvador	06/20/31	1.000%(Q)	200	2.440%	(12,256)	(22,554)	10,298	BARC
Republic of Ivory Coast	04/07/27	1.885%(Q)	370	0.812%	3,200	(38)	3,238	DB
Republic of Ivory Coast	06/20/27	1.000%(Q)	500	0.861%	791	(7,443)	8,234	MSI

					$33,854	$(67,110)	$100,964

See Notes to Consolidated Financial Statements.

Credit default swap agreements outstanding at June 30, 2026 (continued):

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 43

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Currency swap agreement outstanding at June 30, 2026:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreement:
1,152	1 Day SOFR +2.72bps(Q)/ 6.40%	EUR 1,000	3 Month EURIBOR +2.50bps(Q)/ 4.82%	JPM	11/07/29	$13,568	$—	$13,568

Interest rate swap agreements outstanding at June 30, 2026:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at June 30, 2026	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
EUR1,480	12/04/27	1.938%(A)	1 Day EuroSTR(1)(A)/ 2.182%	$—	$11,776	$11,776
EUR1,335	12/04/28	2.019%(A)	1 Day EuroSTR(1)(A)/ 2.182%	—	13,728	13,728
EUR 750	12/04/30	2.197%(A)	1 Day EuroSTR(1)(A)/ 2.182%	—	7,866	7,866
EUR 330	12/04/32	2.355%(A)	1 Day EuroSTR(1)(A)/ 2.182%	—	2,850	2,850
GBP1,630	02/08/27	4.300%(A)	1 Day SONIA(1)(A)/3.732%	(16,580)	(9,106)	7,474
GBP 700	12/03/28	3.530%(A)	1 Day SONIA(1)(A)/3.732%	(11)	11,788	11,799
GBP 525	05/08/29	4.000%(A)	1 Day SONIA(1)(A)/3.732%	1,610	119	(1,491)
GBP 310	12/03/30	3.628%(A)	1 Day SONIA(1)(A)/3.732%	(4)	7,366	7,370

				$(14,985)	$46,387	$61,372

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Reverse repurchase agreements outstanding at June 30, 2026:

Broker	Interest Rate(cc)	Trade Date	Cost	Maturity Date	Value at June 30, 2026
BNP	2.260%	08/19/25	$657,541	Open	$643,655
BNP	2.260%	08/19/25	645,198	Open	631,572
BNP	3.800%	02/26/25	222,000	Open	222,000
BNP	3.820%	08/15/25	189,500	Open	189,500
BNP	3.890%	03/13/26	173,250	Open	173,250
BNP	3.920%	08/15/25	184,250	Open	184,250
BNP	3.920%	04/30/26	319,770	Open	319,770
BNP	3.930%	06/10/25	266,906	Open	266,906
BNP	3.930%	06/10/25	261,594	Open	261,594
BNP	3.930%	06/10/25	207,281	Open	207,281
BNP	3.930%	06/10/25	214,375	Open	214,375

See Notes to Consolidated Financial Statements.

Reverse repurchase agreements outstanding at June 30, 2026 (continued):

Broker	Interest Rate(cc)	Trade Date	Cost	Maturity Date	Value at June 30, 2026
BNP	3.930%	08/28/25	$681,000	Open	$681,000
BNP	3.950%	10/15/24	220,313	Open	220,313
BNP	3.950%	10/15/24	256,750	Open	256,750
BNP	3.950%	10/15/24	488,125	Open	488,125
BNP	3.950%	02/26/25	753,187	Open	753,187
BNP	3.950%	02/26/25	378,500	Open	378,500
BNP	3.950%	02/26/25	418,750	Open	418,750
BNP	3.970%	03/07/25	168,750	Open	168,750
BNP	3.970%	03/07/25	252,375	Open	252,375
BNP	3.970%	03/07/25	679,000	Open	679,000
BNP	3.970%	05/01/25	199,063	Open	199,063
BNP	3.970%	05/01/25	215,719	Open	215,719
BNP	3.990%	06/09/26	2,055,625	Open	2,055,625
BNP	3.990%	06/09/26	682,500	Open	682,500
BNP	3.990%	06/09/26	952,719	Open	952,719
BNP	3.990%	06/09/26	929,250	Open	929,250
BNP	4.000%	03/04/24	608,344	Open	608,344
BNP	4.000%	03/07/25	112,750	Open	112,750
BNP	4.030%	10/24/25	805,594	Open	805,594
BNP	4.040%	02/12/24	743,750	Open	743,750
BNP	4.040%	06/28/24	383,400	Open	383,400
BNP	4.040%	07/17/24	415,362	Open	415,362
BNP	4.040%	07/17/24	235,500	Open	235,500
BNP	4.040%	07/17/24	470,062	Open	470,062
BNP	4.040%	03/31/26	352,350	Open	352,350
BNP	4.040%	03/31/26	196,075	Open	196,075
BNP	4.040%	03/31/26	274,500	Open	274,500
BNP	4.040%	03/31/26	170,250	Open	170,250
BNP	4.040%	03/31/26	205,313	Open	205,313
BNP	4.040%	06/09/26	1,777,500	Open	1,777,500
BNP	4.040%	06/09/26	909,562	Open	909,562
BNP	4.070%	04/11/24	363,906	Open	363,906
BNP	4.070%	03/09/26	550,687	Open	550,687
BNP	4.070%	03/09/26	253,125	Open	253,125
BNP	4.070%	03/13/26	266,694	Open	266,694
BNP	4.070%	03/13/26	161,750	Open	161,750
BNP	4.110%	03/31/26	255,938	Open	255,938
BNP	4.110%	03/31/26	341,594	Open	341,594
BNP	4.150%	03/31/26	159,598	Open	159,598
BNP	4.150%	03/31/26	202,150	Open	202,150
BNP	4.150%	03/31/26	170,500	Open	170,500
BNP	4.150%	03/31/26	165,000	Open	165,000
BNP	4.770%	09/05/25	903,616	Open	886,442

			$24,128,161		$24,083,475

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 45

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Open maturity dates - Certain agreements have no stated maturity and can be terminated by either party at any time.

The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity on reverse repurchase contracts is as follows:

Remaining Contractual Maturity of the Agreements

Reverse Repurchase Agreements	Overnight and Continuous	Less than 30 Days	30-90 Days	More than 90 Days	Total
Corporate Bonds	$—	$—	$—	$22,203,968	$22,203,968
Sovereign Bonds	—	—	—	1,879,507	1,879,507

Total Borrowings	$—	$—	$—	$24,083,475	$24,083,475

During the reporting period ended June 30, 2026, the Fund held reverse repurchase agreements during the period with an average value of $26,358,689 and a daily weighted average interest rate of 3.754%. In addition, cash of $736,838 and Corporate and Sovereign Bonds with a market value of $27,316,323 has been segregated as collateral to cover the requirements for the reverse repurchase agreements outstanding at period end.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$(67,174)	$117,354	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CGM	$470,000	$—
JPS	—	276,521

Total	$470,000	$276,521

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Consolidated Financial Statements.

The following is a summary of the inputs used as of June 30, 2026 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$8,990,109	$—
Credit Cards	—	1,000,287	—
Equipment.	—	1,623,405	—
Other.	—	298,326	3,075,628
Commercial Mortgage-Backed Securities.	—	17,129,174	—
Corporate Bonds	—	40,999,041	1,888,261
Floating Rate and Other Loans	—	28,918,662	28,042,702
Residential Mortgage-Backed Securities	—	5,090,034	2,083,000
Sovereign Bonds	—	3,242,115	—
U.S. Treasury Obligation	—	285,378	—
Common Stock.	123,480	—	—
Preferred Stocks	—	1,067,730	27,187
Short-Term Investment
Affiliated Mutual Fund.	7,565,861	—	—

Total	$7,689,341	$108,644,261	$35,116,778

Other Financial Instruments*
Assets
Unfunded Loan Commitments	$—	$3,346	$28,329
Futures Contracts	34,856	—	—
OTC Bond Forward Contract	—	6,006	—
OTC Forward Foreign Currency Exchange Contracts	—	367,865	—
OTC Credit Default Swap Agreements	—	63,134	2,758
OTC Currency Swap Agreement	—	13,568	—
Centrally Cleared Interest Rate Swap Agreements	—	62,863	—

Total	$34,856	$516,782	$31,087

Liabilities
Unfunded Loan Commitments	$—	$(83)	$(9,134)
Futures Contracts	(149,690)	—	—
OTC Bond Forward Contracts	—	(245,016)	—
OTC Forward Foreign Currency Exchange Contracts	—	(119,737)	—
OTC Credit Default Swap Agreements	—	(29,280)	—
Centrally Cleared Interest Rate Swap Agreement	—	(1,491)	—

Total	$(149,690)	$(395,607)	$(9,134)

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, bond forward contracts, forward foreign currency exchange contracts, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation), and OTC swap contracts are recorded at fair value.

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund  47

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities-Other	Corporate Bonds	Floating Rate and Other Loans	Residential Mortgage- Backed Securities
Balance as of 12/31/25	$1,000,000	$791,992	$14,454,327	$1,143,943
Realized gain (loss)	—	28	10,699	—
Change in unrealized appreciation (depreciation)	(20,231)	7,791	(225,860)	(531)
Purchase/Exchange/Issuances	2,148,000	1,088,999	15,592,079	940,000
Sales/Paydowns	(52,376)	(2,750)	(2,149,213)	—
Accrued discount/premium	235	2,201	19,581	(412)
Transfer into Level 3*	—	—	610,851	—
Transfer out of Level 3*	—	—	(269,762)	—

Balance as of 06/30/26	$3,075,628	$1,888,261	$28,042,702	$2,083,000

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(20,231)	$7,791	$(188,322)	$(531)

	Preferred Stocks	Unfunded Loan Commitments	OTC Credit Default Swap Agreements
Balance as of 12/31/25	$25,000	$29,714	$23,899
Realized gain (loss)	—	—	134,621
Change in unrealized appreciation (depreciation)	2,187	(10,519)	(98,748)
Purchase/Exchange/Issuances	—	—	—
Sales/Paydowns.	—	—	15
Accrued discount/premium.	—	—	10
Transfer into Level 3*	—	—	—
Transfer out of Level 3*	—	—	(57,039)

Balance as of 06/30/26	$27,187	$19,195	$2,758

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$2,187	$(10,622)	$(63,065)

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

See Notes to Consolidated Financial Statements.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of June 30, 2026	Valuation Methodology	Unobservable Inputs	Inputs (Range)	Directional Impact on Fair Value from Input Increase
Asset-Backed Securities-Other	$948,028	Income/Discounted Cash Flow	Discount Margin	0.00%	Decrease
Asset-Backed Securities-Other	2,127,600	Market/Transaction Based	Discount/Premium Factor	0.00%	NA
Corporate Bonds	1,096,269	Income/Discounted Cash Flow	Discount Rate	9.57%	Decrease
Corporate Bonds	1	Market/Recovery Value	Recovery Rate	0.00%	Increase
Corporate Bonds	791,991	Market/Transaction Based	Discount/Premium Factor	0.00%	NA
Floating Rate and Other Loans	1,009,504	Income/Discounted Cash Flow	Discount Margin	0.00%	Decrease
Floating Rate and Other Loans	11,083,482	Income/Discounted Cash Flow	Discount Rate	8.07% - 14.46%	Decrease
Floating Rate and Other Loans	1,904,240	Market/Comparable Bond	Adjusted Yield	10.03%	Decrease
Floating Rate and Other Loans	696,417	Market/Enterprise Value	EBITDA Multiple	6.0x	Increase
Floating Rate and Other Loans	10,560,766	Market/Transaction Based	Discount/Premium Factor	0.00%	NA
Residential Mortgage-Backed Securities	940,000	Market/Transaction Based	Discount/Premium Factor	0.00%	NA
Preferred Stocks	27,187	Market/Transaction Based	Discount/Premium Factor	0.00%	NA
Unfunded Loan Commitments	(1,925)	Income/Discounted Cash Flow	Discount Margin	0.00%	Decrease
Unfunded Loan Commitments	267	Income/Discounted Cash Flow	Discount Rate	9.14% - 14.46%	Decrease
Unfunded Loan Commitments	12,629	Market/Enterprise Value	EBITDA Multiple	6.0x	Increase
Unfunded Loan Commitments	11,577	Market/Transaction Based	Discount/Premium Factor	0.00%	NA

	$31,208,033

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of June 30, 2026, the aggregate value of these securities and/or derivatives was $3,930,698. The unobservable inputs for these investments were not developed by the Fund and are not readily available (e.g. single broker quotes).

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund  49

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2026 were as follows:

Commercial Mortgage-Backed Securities	13.6%

Collateralized Loan Obligations	7.1

Affiliated Mutual Fund	6.0

Residential Mortgage-Backed Securities	5.7

Media	4.4

Electric	4.3

Entertainment	4.0

Telecommunications	3.8

Software	3.6

Diversified Financial Services	3.4

Chemicals	3.0

Commercial Services	2.8

Other	2.7

Sovereign Bonds	2.6

Oil & Gas	2.6

Auto Parts & Equipment	2.3

Real Estate	2.1

Mining	2.0

Internet	1.9

Leisure Time	1.9

Retail	1.8

Healthcare-Services	1.8

Foods	1.8

Pharmaceuticals	1.8

Miscellaneous Manufacturing	1.8

Investment Companies	1.7

Engineering & Construction	1.6

Banks	1.6

Machinery-Diversified	1.5

Transportation	1.5

Real Estate Investment Trusts (REITs)	1.5

Computers	1.4

Equipment	1.3

Education	1.2

Consumer Services	1.2

Building Materials	1.2

Lodging	1.2

Healthcare & Pharmaceuticals	1.2

Holding Companies-Diversified	1.1

Environmental Control	1.1%

Electrical Components & Equipment	0.9

Building Products	0.9

Advertising	0.8

Credit Cards	0.8

Biotechnology	0.8

Apparel	0.7

Metal Fabricate/Hardware	0.6

Packaging & Containers	0.5

Pipelines	0.5

Insurance	0.4

Coal	0.4

Toys/Games/Hobbies	0.4

Forest Products & Paper	0.4

Beverages	0.4

Iron/Steel	0.3

Home Builders	0.3

Airlines	0.3

Agriculture	0.3

Housewares	0.2

U.S. Treasury Obligation	0.2

Home Furnishings	0.2

Healthcare-Products	0.2

Oil & Gas Services	0.2

Aerospace & Defense	0.2

Gas Utilities	0.1

Machinery-Construction & Mining	0.1

Hand/Machine Tools	0.1

Household Products/Wares	0.0 *

Electronic Equipment, Instruments & Components	0.0 *

120.3

Liabilities in excess of other assets	(20.3)

100.0%

*	Less than 0.05%

See Notes to Consolidated Financial Statements.

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. See the Notes to Consolidated Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2026 as presented in the Consolidated Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Premiums received for OTC swap agreements	$67,174
Credit contracts	Unrealized appreciation on OTC swap agreements	103,786		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	367,865		Unrealized depreciation on OTC forward foreign currency exchange contracts	119,737
Interest rate contracts	Due from/to broker-variation margin futures	34,856	*	Due from/to broker-variation margin futures	149,690	*
Interest rate contracts	Due from/to broker-variation margin swaps	62,863	*	Due from/to broker-variation margin swaps	1,491	*
Interest rate contracts	Unrealized appreciation on OTC bond forward contracts	6,006		Unrealized depreciation on OTC bond forward contracts	245,016
Interest rate contracts	Unrealized appreciation on OTC swap agreements	13,568		—	—

		$588,944			$583,108

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 51

Consolidated Schedule of Investments

 (unaudited) (continued)

as of June 30, 2026

The effects of derivative instruments on the Consolidated Statement of Operations for the six months ended June 30, 2026 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Bond Forward Contracts	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$103,466
Foreign exchange contracts	—	—	(100,534)	—
Interest rate contracts	(60,051)	(561,442)	—	2,738

Total	$(60,051)	$(561,442)	$(100,534)	$106,204

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Bond Forward Contracts	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$53,102
Foreign exchange contracts	—	—	622,562	—
Interest rate contracts	(193,202)	(276,524)	—	60,286

Total	$(193,202)	$(276,524)	$622,562	$113,388

For the six months ended June 30, 2026, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$40,700,816
Futures Contracts - Short Positions (1)	8,257,420
Bond Forward Contracts - Purchased (2)	43,070,180
Forward Foreign Currency Exchange Contracts - Purchased (2)	12,224,088
Forward Foreign Currency Exchange Contracts - Sold (2)	29,162,275
Credit Default Swap Agreements - Sell Protection (1)	5,428,754
Currency Swap Agreements (1)	768,265
Interest Rate Swap Agreements (1)	7,527,938

*	Average volume is based on average quarter end balances for the six months ended June 30, 2026.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

See Notes to Consolidated Financial Statements.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Reverse Repurchase Agreement	BNP	$(24,083,475)	$27,316,323	$3,232,848

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$20,942	$(50,222)	$(29,280)	$—	$(29,280)
BNP	—	(1,005)	(1,005)	—	(1,005)
BOA	6,957	—	6,957	—	6,957
DB	3,238	(38)	3,200	—	3,200
GSI	121,572	(10,441)	111,131	—	111,131
JPM	310,501	(356,166)	(45,665)	—	(45,665)
MSI	28,015	(14,055)	13,960	—	13,960

	$491,225	$(431,927)	$59,298	$—	$59,298

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Consolidated Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 53

Consolidated Statement of Assets and

Liabilities (unaudited)

as of June 30, 2026

Assets

Investments at value:
Unaffiliated investments (cost $144,519,234)	$143,884,519
Affiliated investments (cost $7,565,861)	7,565,861
Cash	104,327
Foreign currency, at value (cost $1,867,590)	1,873,467
Cash segregated for counterparty - reverse repurchase agreements	996,838
Dividends and interest receivable	1,375,843
Receivable for investments sold	1,083,022
Deposit with broker for centrally cleared/exchange-traded derivatives	470,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	367,865
Unrealized appreciation on OTC swap agreements	117,354
Receivable for Fund shares sold	107,598
Unrealized appreciation on unfunded loan commitments	31,675
Unrealized appreciation on OTC bond forward contracts	6,006
Due from broker—variation margin swaps	144
Prepaid expenses	7,968

Total Assets	157,992,487

Liabilities
Reverse repurchase agreements (cost $24,128,161)	24,083,475
Payable for investments purchased	5,777,392
Interest payable	832,285
Dividends and Distributions payable	763,716
Unrealized depreciation on OTC bond forward contracts	245,016
Unrealized depreciation on OTC forward foreign currency exchange contracts	119,737
Management fee payable	87,487
Premiums received for OTC swap agreements	67,174
Accrued expenses and other liabilities	63,725
Affiliated transfer agent fee payable	12,500
Unrealized depreciation on unfunded loan commitment	9,217
Due to broker—variation margin futures	711
Distribution fee payable	13

Total Liabilities	32,062,448

Commitment and Contingencies (Note 3)	—

Net Assets	$125,930,039

Net assets were comprised of:
Common shares, at par	$5,154
Paid-in capital in excess of par	127,291,681
Total distributable earnings (loss)	(1,366,796)

Net assets, June 30, 2026	$125,930,039

See Notes to Consolidated Financial Statements.

Class A

Net asset value and redemption price per share, ($10,189 ÷ 419 of common shares issued and outstanding)	$24.34
Maximum sales charge (2.50% of offering price)	0.62

Maximum offering price to public	$24.96

Class C

Net asset value, offering price and redemption price per share, ($10,180 ÷ 417 of common shares issued and outstanding)	$24.42

Class Z

Net asset value, offering price and redemption price per share, ($125,909,670 ÷ 5,152,738 of common shares issued and outstanding)	$24.44

 Net asset value per share may not recalculate due to rounding.

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 55

Consolidated Statement of Operations

 (unaudited)

Six Months Ended June 30, 2026

Net Investment Income (Loss)

Income
Interest income	$5,641,191
Affiliated dividend income	92,305

Total income	5,733,496

Expenses
Management fee	782,100
Distribution fee(a)	89
Interest expense	493,818
Professional fees	161,301
Transfer agent’s fees and expenses (including affiliated expense of $37,500)(a)	112,654
Directors’ fees	87,276
Audit fee	46,237
Custodian and accounting fees	32,721
Registration fees	21,683
Shareholders’ reports	10,736
SEC registration fees	757
Miscellaneous	22,115

Total expenses	1,771,487
Less: Expense reimbursement(a)	(204,622)

Net expenses	1,566,865

Net investment income (loss)	4,166,631

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	65,565
Futures transactions	(60,051)
Bond forward contract transactions	(561,442)
Forward currency contract transactions	(100,534)
Swap agreement transactions	106,204
Foreign currency transactions	591,525

41,267

Net change in unrealized appreciation (depreciation) on:
Investments	(2,197,443)
Futures	(193,202)
Bond forward contracts	(276,524)
Forward currency contracts	622,562
Swap agreements	113,388
Foreign currencies	9,339
Unfunded loan commitment	(3,908)
Reverse Repurchase Agreements	115,070

(1,810,718)

Net gain (loss) on investment and foreign currency transactions	(1,769,451)

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,397,180

See Notes to Consolidated Financial Statements.

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z
Distribution fee	38	51	—
Transfer agent’s fees and expenses	33,631	32,886	46,137
Expense reimbursement	(33,639)	(32,894)	(138,089)

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 57

Consolidated Statements of Changes in Net

Assets (unaudited)

	Six Months Ended	Year Ended
	June 30, 2026	December 31, 2025

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$ 4,166,631	$ 8,090,914
Net realized gain (loss) on investment and foreign currency transactions	41,267	(807,101)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,810,718)	161,070

Net increase (decrease) in net assets resulting from operations	2,397,180	7,444,883

Dividends and Distributions
Distributions from distributable earnings
Class A	(321)	(863)
Class C	(308)	(835)
Class Z	(4,121,581)	(9,623,044)

	(4,122,210)	(9,624,742)

Tax return of capital distributions
Class A	—	(126)
Class C	—	(121)
Class Z	—	(1,401,317)

	—	(1,401,564)

Fund share transactions
Net proceeds from shares sold	16,821,465	4,226,833
Net asset value of shares issued in reinvestment of dividends and distributions	22,234	10,993
Cost of shares purchased	(434,053)	(1,128)

Net increase (decrease) in net assets from Fund share transactions	16,409,646	4,236,698

Total increase (decrease)	14,684,616	655,275

Net Assets:
Beginning of period	111,245,423	110,590,148

End of period	$125,930,039	$111,245,423

See Notes to Consolidated Financial Statements.

Consolidated Statement of Cash Flows

 (unaudited)

For Six Months Ended June 30, 2026

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$2,397,180

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From
Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	44,788,347
Purchases of long-term portfolio investments, net of amounts payable	(47,913,770)
Net proceeds (purchases) of short-term portfolio investments	(5,793,826)
Net premiums (paid) received for swap agreements	192,863
Amortization of premium and accretion of discount on portfolio investments	(234,440)
Net realized (gain) loss on investment transactions	(65,565)
Net realized (gain) loss on futures transactions	60,051
Net realized (gain) loss on forward currency contract transactions	100,534
Net realized (gain) loss on swap agreement transactions	(106,204)
Net realized (gain) loss on foreign currency transactions	(591,525)
Net realized (gain) loss on bond forward contract transactions	561,442
Net change in unrealized (appreciation) depreciation on investments	2,197,443
Net change in unrealized (appreciation) depreciation on futures	193,202
Net change in unrealized (appreciation) depreciation on bond forwards	276,524
Net change in unrealized (appreciation) depreciation on forward currency contracts	(622,562)
Net change in unrealized (appreciation) depreciation on swap agreements	(113,388)
Net change in unrealized (appreciation) depreciation on foreign currencies	(9,339)
Net change in unrealized (appreciation) depreciation on unfunded loan commitment	3,908
Net change in unrealized (appreciation) depreciation on reverse repurchase agreements	(115,070)
(Increase) Decrease In Assets:
Dividends and interest receivable	(57,823)
Prepaid expenses	5,654
Increase (Decrease) In Liabilities:
Interest payable	(372,015)
Dividends and Distributions payable	46,848
Management fee payable	73,827
Accrued expenses and other liabilities	(137,215)
Affiliated transfer agent fee payable	8,333
Due to broker - variation margin futures	(15,253)
Distribution fee payable	(1)
Due to broker - variation margin swaps	(503)

Total adjustments	(7,639,523)

Net cash provided by (used for) operating activities	(5,242,343)

Effect of exchange rate changes on cash	(199,295)

Cash Flows Provided By (Used For) Financing Activities:
Proceeds from Fund shares sold, net of amounts receivable	16,731,986
Payment of Fund shares repurchased	(434,053)
Reverse repurchase agreements	(5,216,719)
Net asset value of shares issued in reinvestment of dividends and distributions	22,234
Cash distributions to shareholders	(4,122,210)

Net cash provided by (used for) financing activities	6,981,238

See Notes to Consolidated Financial Statements.

PGIM Credit Income Fund 59

Consolidated Statement of Cash Flows

 (unaudited)

For Six Months Ended June 30, 2026

Net increase (decrease) in cash and restricted cash, including foreign currency	1,539,600

Cash and restricted cash at beginning of period, including foreign currency	1,905,176

Cash And Restricted Cash At End Of Period, Including Foreign Currency	$3,444,776

Supplemental Disclosure of Cash Flow Information and non-cash activities:
Cash paid during the period for interest expense	$865,833
Non-cash purchases of investments	$6,726,629
Non-cash sales of investments	$6,662,474
Dividends and distributions payable	$763,716
Issuance of Common Shares in connection with distribution reinvestment plan	$22,234

Reconciliation Of Cash And Restricted Cash Reported With The Consolidated Statement Of Assets And Liabilities To The Consolidated Statement Of Cash Flows:

June 30, 2026

Cash	$ 104,327
Foreign currency, at value	1,873,467
Restricted cash:
Cash segregated for counterparty - reverse repurchase agreements	996,838
Deposit with broker for centrally cleared/exchange-traded derivatives	470,000
Due from broker-variation margin swaps	144

Total Cash and Restricted Cash, Including Foreign Currency	$3,444,776

See Notes to Consolidated Financial Statements.

Consolidated Financial Highlights (unaudited)

Class A Shares
	Six Months Ended June 30, 2026	Year Ended December 31,		December 11, 2023(a) through December 31, 2023

		2025	2024
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$24.69	$25.60	$25.19	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.79	1.67	2.20	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.37)	(0.22)	0.54	0.22
Total from investment operations	0.42	1.45	2.74	0.31
Less Dividends and Distributions:
Dividends from net investment income	(0.77)	(1.95)	(2.33)	-(c)
Tax return of capital distributions	-	(0.32)	-	(0.11)
Distributions from net realized gains	-	(0.09)	-	(0.01)
Total dividends and distributions	(0.77)	(2.36)	(2.33)	(0.12)
Net asset value, end of period	$24.34	$24.69	$25.60	$25.19
Total Return(d):	1.72%	5.98%	11.28%	1.26%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10	$10	$11	$10
Average net assets (000)	$10	$10	$11	$10
Ratios to average net assets(e) :
Expenses after waivers and/or expense reimbursement	3.45%(f)	4.02%(g)	1.86%(g)	0.75%(h)
Expenses before waivers and/or expense reimbursement	663.48%(f)	647.90%	430.32%(g)	13.72%(h)
Net investment income (loss)	6.45%(f)	6.69%	8.59%	6.39%(h)
Portfolio turnover rate(i)	31%	47%	55%	1%
Reverse repurchase agreements (000)	$24,083	$29,300	$27,102	$-
Reverse repurchase agreements asset coverage ratio(j)	623%	480%	508%	—%
Reverse repurchase agreements asset coverage per $1,000 of principal(j)	$6,229	$4,797	$5,080	$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period. (c) Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads or redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests. (f) Annualized.
(g)

Includes interest expense on reverse repurchase agreements of 0.85%, 1.35% and 1.01% which is being excluded from the Fund’s contractual waiver for the six months ended June 30, 2026, for the years ended December 31, 2025 and December 31, 2024, respectively.

(h)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Consolidated Financial Statements.

Consolidated Financial Highlights (unaudited)

(continued)

(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(j)	Represents value of net assets plus reverse repurchase agreements, if any, at the end of the period divided by the reverse repurchase agreements, if any, at the end of the period.

See Notes to Consolidated Financial Statements.

Class C Shares
	Six Months Ended June 30, 2026	Year Ended December 31,		December 11, 2023(a) through December 31,
		2025	2024	2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$24.77	$25.60	$25.19	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.76	1.61	2.01	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.37)	(0.15)	0.54	0.22
Total from investment operations	0.39	1.46	2.55	0.30
Less Dividends and Distributions:
Dividends from net investment income	(0.74)	(1.88)	(2.14)	-(c)
Tax return of capital distributions	-	(0.32)	-	(0.11)
Distributions from net realized gains	-	(0.09)	-	(-)(c)
Total dividends and distributions	(0.74)	(2.29)	(2.14)	(0.11)
Net asset value, end of period	$24.42	$24.77	$25.60	$25.19
Total Return(d):	1.59%	6.04%	10.40%	1.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10	$10	$11	$10
Average net assets (000)	$10	$10	$11	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	3.70%(f)	4.27%(g)	2.61%(g)	1.50%(h)
Expenses before waivers and/or expense reimbursement	649.80%(f)	619.10%	400.40%(g)	14.47%(h)
Net investment income (loss)	6.20%(f)	6.44%	7.83%	5.65%(h)
Portfolio turnover rate(i)	31%	47%	55%	1%
Reverse repurchase agreements (000)	$24,083	$29,300	$27,102	$-
Reverse repurchase agreements asset coverage ratio(j)	623%	480%	508%	—%
Reverse repurchase agreements asset coverage per $1,000 of principal(j)	$6,229	$4,797	$5,080	$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

Includes interest expense on reverse repurchase agreements of 0.85%, 1.35% and 1.01% which is being excluded from the Fund’s contractual waiver for the six months ended June 30, 2026, for the years ended December 31, 2025 and December 31, 2024, respectively.

(h)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Consolidated Financial Statements.

Consolidated Financial Highlights (unaudited)

(continued)

(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(j)	Represents value of net assets plus reverse repurchase agreements, if any, at the end of the period divided by the reverse repurchase agreements, if any, at the end of the period.

See Notes to Consolidated Financial Statements.

Class Z Shares
	Six Months Ended June 30, 2026	Year Ended December 31,		December 11, 2023(a) through December 31,
		2025	2024	2023
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$24.78	$25.61	$25.19	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.88	1.86	2.27	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.37)	(0.15)	0.54	0.22
Total from investment operations	0.51	1.71	2.81	0.32
Less Dividends and Distributions:
Dividends from net investment income	(0.85)	(2.13)	(2.39)	(0.01)
Tax return of capital distributions	-	(0.32)	-	(0.11)
Distributions from net realized gains	-	(0.09)	-	(0.01)
Total dividends and distributions	(0.85)	(2.54)	(2.39)	(0.13)
Net asset value, end of period	$24.44	$24.78	$25.61	$25.19
Total Return(c):	2.11%	7.07%	11.55%	1.27%

Ratios/Supplemental Data:
Net assets, end of period (000)	$125,910	$111,225	$110,569	$70,980
Average net assets (000)	$117,286	$108,723	$106,451	$70,609
Ratios to average net assets(d) :
Expenses after waivers and/or expense reimbursement	2.69%(e)	3.27%(f)	1.62%(f)	0.50%(g)
Expenses before waivers and/or expense reimbursement	2.93%(e)	3.57%	3.80%(f)	4.86%(g)
Net investment income (loss)	7.16%(e)	7.44%	8.83%	6.62%(g)
Portfolio turnover rate(h)	31%	47%	55%	1%
Reverse repurchase agreements (000)	$24,083	$29,300	$27,102	$-
Reverse repurchase agreements asset coverage ratio(i)	623%	480%	508%	—%
Reverse repurchase agreements asset coverage per $1,000 of principal(i)	$6,229	$4,797	$5,080	$-

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of redemption fees, if any. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

Includes interest expense on reverse repurchase agreements of 0.85%, 1.35% and 1.01% which is being excluded from the Fund’s contractual waiver for the six months ended June 30, 2026, for the years ended December 31, 2025 and December 31, 2024, respectively.

(g)	Annualized, with the exception of certain non-recurring expenses.

See Notes to Consolidated Financial Statements.

Consolidated Financial Highlights (unaudited)

(continued)

(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	Represents value of net assets plus reverse repurchase agreements, if any, at the end of the period divided by the reverse repurchase agreements, if any, at the end of the period.

See Notes to Consolidated Financial Statements.

Notes to Consolidated Financial Statements

 (unaudited)

1.	Organization

PGIM Credit Income Fund, a Delaware statutory trust (the “Fund”), is a diversified closed-end management investment company with a limited operating history registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that continuously offers its common shares of beneficial interest, par value $0.001 per share (“Common Shares”), and is operated as an “interval fund.” The Fund elected to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund commenced operations on December 11, 2023.

The Fund does not currently intend to list its Common Shares for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Shareholders of the Fund are not able to have their Common Shares redeemed or otherwise sell their Common Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares.

The Fund’s investment objective is to seek total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its consolidated financial statements.

The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 exclusively impacted financial statement disclosures only and did not affect the Fund’s financial position or performance. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance. The officers of the Fund, as listed in the Fund’s Statement of Additional Information, act as the Fund’s chief operating decision maker (“CODM”). The CODM has determined that the Fund has a single operating segment as the CODM monitors the

PGIM Credit Income Fund 67

Notes to Consolidated Financial Statements

 (unaudited) (continued)

operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its respective prospectus, based on a defined investment strategy which is executed by the Fund’s subadviser.

The CODM allocates resources and assesses performance based on the operating results of the Fund, which is consistent with the results presented in the Fund’s Consolidated Schedule of Investments, Statement of Changes in Net Assets, Statement of Cash Flows and Financial Highlights.

As of June 30, 2026 the Fund has consolidated the financial position and results of operations of its wholly owned subsidiary PGIM CIF CA LLC, which was formed on January 12, 2026.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Fund’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities of the Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or sell Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Consolidated Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (“ETFs”) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via Nasdaq are valued at the Nasdaq official closing price. To the extent these securities are valued at the last sale price or Nasdaq official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter (“OTC”) market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

Private debt/loans are generally valued at prices obtained by independent valuation providers. Such valuation providers typically utilize the income approach as the primary methodology, but may use other fair value approaches based on facts and circumstances. Valuations received from the independent valuation providers are reviewed by the Valuation Designee to ensure the valuations are in accordance with the Fund’s valuation policies and procedures as well as all relevant valuation and accounting standards. Private debt/loans are generally classified as Level 3 in the fair value hierarchy.

PGIM Credit Income Fund 69

Notes to Consolidated Financial Statements

 (unaudited) (continued)

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Consolidated Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Bond Forward Contracts: The Fund invested in bond forward contracts which are primarily used to hedge its exposure to interest rate fluctuations. These transactions involve a commitment by the Fund to purchase or sell a specific bond at a future date for a predetermined fixed price and with no upfront payments. Bond forward contracts are valued daily at the current underlying bond forward price and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on bond forward contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference of the agreed upon forward price and the actual price of the security at settlement. This gain (loss), if any, is included in net realized gain (loss) on bond forward transactions.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange

PGIM Credit Income Fund 71

Notes to Consolidated Financial Statements

 (unaudited) (continued)

rate and credit risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to deposit collateral with a futures commission merchant an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, equal to the change in the mark-to-market value of the futures contract. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Consolidated Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Consolidated Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Consolidated Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Consolidated Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively, a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objective, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of

PGIM Credit Income Fund 73

Notes to Consolidated Financial Statements

 (unaudited) (continued)

period end are disclosed in the footnotes to the Consolidated Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Floating Rate and Other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Reverse Repurchase Agreements: The Fund enters reverse repurchase agreements with qualified third-party broker-dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives securities and/or cash as collateral with a market value in-excess of the repurchase price to be paid by the Fund upon the maturity of the transaction. During the term of the agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Due to the short-term nature of reverse repurchase agreements, face value approximates fair value. Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Consolidated Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Fund is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to

PGIM Credit Income Fund 75

Notes to Consolidated Financial Statements

 (unaudited) (continued)

certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Consolidated Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Consolidated Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on Consolidated financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value (“NAV”). The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Code applicable to RICs and to distribute substantially all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Monthly

PGIM Credit Income Fund 77

Notes to Consolidated Financial Statements

 (unaudited) (continued)

Expected Distribution Schedule to Shareholders*	Frequency

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has entered into a management agreement (the “Management Agreement”) with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., together with PGIM Limited, which provides subadvisory services to the Fund through PGIM, Inc.’s investment group, PGIM Credit (collectively, the “subadviser”). Effective April 8, 2026, PGIM Credit consists of two investment sub-groups, PGIM Fixed Income and PGIM Private Credit (formerly, PGIM Private Capital). The Manager pays for the services of the subadviser.

Fees payable under the Management Agreement are computed daily and paid monthly. For the reporting period ended June 30, 2026, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

1.10% of average daily total managed assets	1.10%

“Total managed assets” means total assets of the Fund (including any assets attributable to any repurchase agreements, reverse repurchase agreements, dollar rolls, borrowings and any preferred shares that may be outstanding, if issued) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred shares, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding common shares and preferred shares issued by the Fund. For purposes of this calculation, average daily value of the Fund’s total managed assets is determined at the end of each month on the basis of the average value of the Fund’s total managed assets of the Fund for each day during the month.

Pursuant to an Expense Limitation and Reimbursement Agreement, through December 6, 2029 (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses (as defined below) will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. In no event will the Fund’s Specified Expenses exceed 0.50% of net assets (annualized) during the ELRA Period notwithstanding any repayment made by the Fund pursuant to the ELRA. This arrangement cannot be terminated without the consent of the Fund’s Board prior to the end of the ELRA Period. As of June 30, 2026, under the ELRA, the amount eligible for potential recoupment with respective expiration dates are as follows:

Expiration Date	Recoupment Amount

December 31, 2026	$ 575,936

December 31, 2027	1,131,863

December 31, 2028	450,822

December 31, 2029	204,622

Total fee waivers/expense reimbursements subject to recapture	$2,363,243

“Specified Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of: (i) the Management Fee, (ii) the distribution and servicing fee, (iii) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Manager).

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.75%	0.75%

C	1.00	1.00

Z	N/A	N/A

PGIM Credit Income Fund  79

Notes to Consolidated Financial Statements

 (unaudited) (continued)

For the reporting period ended June 30, 2026, PIMS did not receive any front-end sales charges resulting from sales of Class A shares, contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders, or early redemption fees resulting from redemptions of certain share classes.

PGIM Investments, PGIM, Inc., PGIM Limited, and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the reporting period ended June 30, 2026, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended June 30, 2026, were as follows:

Cost of Purchases	Proceeds from Sales

$55,631,263	$44,129,179

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the reporting period ended June 30, 2026, is presented as follows:

Value, Beginning of Period	Cost of Proceeds	Purchases from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(bb)(wb)

$1,772,035	$47,207,989	$41,414,163	$—	$—	$7,565,861	7,565,861	$92,305	$—

(bb)	Represents security, or a portion thereof, held in the SPV.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of June 30, 2026 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$151,984,818	$3,075,077	$(3,581,221)	$(506,144)

The GAAP basis may differ from tax basis due to certain tax-related adjustments.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of December 31, 2025 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized

$—	$494,000

The Fund elected to treat the below approximated losses as having been incurred in the following fiscal year (December 31, 2026).

Qualified Late-Year Losses	Post-October Capital Losses

$(336,000)	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s Consolidated financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the three fiscal years up to the most recent fiscal year ended December 31, 2025 are subject to such review.

PGIM Credit Income Fund  81

Notes to Consolidated Financial Statements

 (unaudited) (continued)

7.	Capital and Ownership

The Fund offers three classes of its common shares on a continuous basis: Class A Common Shares (“Class A Shares”), Class C Common Shares (“Class C Shares”), and Class Z Common Shares (“Class Z Shares”). The Fund may offer additional classes of its Common Shares in the future.

Class A Shares are subject to a sales load of up to 2.50% of the total offering price (including sales load). Class A Share investors who purchase $250,000 or more of Class A Shares (or otherwise qualify through utilization of the Rights of Accumulation, Letter of Intent, or 90-Day Repurchase Privilege) will not be subject to a sales load. A contingent deferred sales charge (“CDSC”) of 1.50% will be assessed on Class A Shares purchased without a sales charge if the shares are repurchased during the first 12 months after their purchase. In addition, a CDSC of 1.00% will be assessed on Class C Shares if the shares are repurchased during the first 12 months after their purchase.

Class Z Shares are not subject to a sales load.

The Fund is authorized to issue an unlimited number of shares, $0.001 par value per share.

As of June 30, 2026, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	419	100.0%
C	417	100.0
Z	4,318,118	83.9

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	83.9%
Unaffiliated	1	11.8

Transactions in shares of Common Shares were as follows:

Share Class*	Shares	Amount

Class Z

Six months ended June 30, 2026:

Shares sold	680,906	$16,821,465

Shares issued in reinvestment of dividends and distributions	906	22,234

Share Class*	Shares	Amount

Shares purchased	(17,549)	$(434,053)

Net increase (decrease) in shares outstanding	664,263	$16,409,646

Year ended December 31, 2025:

Shares sold	169,862	$4,226,833

Shares issued in reinvestment of dividends and distributions	444	10,993

Shares purchased	(46)	(1,128)

Net increase (decrease) in shares outstanding	170,260	$4,236,698

*	No capital stock activity on Class A and C for the reporting period ended June 30, 2026 and year ended December 31, 2025 .

Repurchase Offers: The Fund is an interval fund, a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV, reduced by any applicable redemption fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV on the repurchase request deadline at the net asset value per Common Share as of the repurchase pricing date. In the event a repurchase offer is oversubscribed, the Fund may accept for purchase additional outstanding shares of Common Shares representing up to 2.0% of the aggregate NAV of its outstanding Common Shares, without amending or extending the repurchase offer. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The results of the repurchase offers are as follows:

Commencement Date	Deadline Date/ Pricing Date	Total Shares Repurchased	Total Amount Repurchased	Percentage of Outstanding Shares Repurchased

March 27, 2025	April 24, 2025	44	$ 1,076	0.00%

June 27, 2025	July 28, 2025	—	—	—

September 29, 2025	October 28, 2025	2	52	0.00

December 29, 2025	January 28, 2026	2,973	74,024	0.07

March 27, 2026	April 24, 2026	14,576	360,029	0.29

June 29, 2026	July 27, 2026	67,095	1,636,450	1.30

8.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Limited History of Operations: The Fund is a diversified, closed-end management investment company with limited history of operations or public trading and is subject to all

PGIM Credit Income Fund 83

Notes to Consolidated Financial Statements

 (unaudited) (continued)

of the business risks and uncertainties associated with any new business. As a result, prospective investors have limited track record or history on which to base their investment decision.

General, Market and Economic Risks: Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions. International wars or conflicts (such as those in the Middle East and Ukraine) and geopolitical developments in foreign countries, along with instability in regions such as the Middle East, South America, Eastern Europe, and Asia, possible terrorist attacks in the U.S. or around the world, public health epidemics and pandemics such as the outbreak of infectious diseases like the COVID-19 pandemic, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Geopolitical Climate Risk: U.S. and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict, recent escalation of conflict in the Middle East and Southwest Asia and continued political and social unrest in various countries, such as Venezuela and Mexico, which have led, and will continue to lead to disruptions in local, regional, national, and global markets and economies. Most recently, on February 28, 2026, the United States and Israel launched a major assault on Iran, triggering Iranian retaliation across the Gulf, including attacks against targets in Qatar, the United Arab Emirates (UAE), Kuwait, Bahrain and Saudi Arabia. An escalation in this or other global conflicts may have a material adverse impact on the Fund, its portfolio companies and the market generally, including as a result of intense regional and global military and/or economic retaliation, major maritime disruptions in the Strait of Hormuz, and large-scale cyber warfare.

The extent and duration of the ongoing conflicts, and the resulting measures that have been taken, and could be taken in the future, by NATO, the U.S., the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyber-attacks against U.S. companies. Additionally, any sanctions and related market disruptions are impossible to predict, but could adversely affect the global economy and financial markets, particularly if current or new sanctions continue for an extended period of time, and could lead to instability, lack of liquidity in capital markets and price volatility. Any such disruptions may also have the effect of heightening many of the other risks described in this section. If these disruptions or other matters of global concern continue for an extensive period of time, to the extent that we, our portfolio companies, third party service providers, investors, or related customer bases have material operations or assets in such conflict zones, they may be materially adversely affected.

Repurchase Offers Risk: Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

In the event that shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined.

PGIM Credit Income Fund 85

Notes to Consolidated Financial Statements

 (unaudited) (continued)

Illiquid Investment Risk: To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest without limit in illiquid securities. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The Fund may invest in privately-held companies, below-investment-grade instruments (“junk” bonds), securities which are at risk of default as to the repayment of principal and/or interest at the time of acquisition by the fund or are rated in the lower rating categories or are unrated, which may be difficult to value and may be illiquid. The Fund may also invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including, without limitation, securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid.

Distributions Risk: There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed by the Board at any time without shareholder approval.

Liquidity Risk: In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding

Common Shares, as described herein. The Fund is designed primarily for long-term investors and an investment in the Common Shares should be considered illiquid. The Common Shares are not currently listed for trading on any securities exchange. There is currently no public market for the Common Shares and none is expected to develop. Although the Fund may offer to repurchase Common Shares from shareholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Valuation Risk: The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager, subadviser and the Fund’s independent valuation advisor with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Within the parameters of the Fund’s valuation policies and procedures, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Manager and the Fund’s independent valuation advisor and third-party appraisers. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV. The resulting potential disparity in the Fund’s NAV may inure to the benefit of shareholders whose shares are repurchased or new purchasers of the Common Shares, depending on whether the Fund’s published NAV per share for such class is overstated or understated.

Asset-Based Finance Risk: The asset-based finance securities in which the Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, the Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent secondary market. Accordingly, the Fund currently expects that certain of the investments in asset-based finance securities will face heightened levels of liquidity risk. Although currently there is generally no reliable, active secondary market for certain asset-based finance securities, a secondary market for these asset-based finance securities may, or may not, develop. If the Fund purchases asset-based finance securities on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the asset-based finance securities only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as, among other reasons, the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

PGIM Credit Income Fund 87

Notes to Consolidated Financial Statements

 (unaudited) (continued)

Loans Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable.

Loan Origination Risk: The subadviser will originate loans on behalf of the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties, is high. There can be no assurance that the subadviser and the Fund will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

Loan origination involves a number of particular risks that may not exist in the case of secondary debt purchases. The subadviser may have to rely more on its own resources to conduct due diligence of the borrower, and such borrower may in some circumstances present a higher credit risk and/or could not obtain debt financing in the syndicated markets. Increased competition for, or a diminution in the available supply of, qualifying loans may result in lower yields on such loans, which could reduce returns to the Fund.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Structured Products Risk: Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes.

Fixed Income Instruments Risk: In addition to the other risks described herein, fixed income instruments are also subject to certain risks, including:

●

Issuer Risk: The value of the Fund’s fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

●

Interest Rate Risk: The value of the Fund’s investments may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies.

●

Duration Risk: Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

●

Floating-Rate and Fixed-to-Floating-Rate Securities Risk: The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

PGIM Credit Income Fund 89

Notes to Consolidated Financial Statements

 (unaudited) (continued)

●

Prepayment Risk: During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to shareholders.

●

Extension Risk: During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

●

Reinvestment Risk: Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate.

●

Spread Risk: Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security held by the Fund widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

●

Refinancing Risk: This is the risk that one or more issuers of fixed income instruments in the Fund’s portfolio may not be able to pay off their debt upon maturity. During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing bondholders, including the Fund. This could negatively affect the Fund’s NAV or overall return.

●

Credit Risk: Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the instruments could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk: The Fund’s investments in below investment grade quality securities and instruments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issuers, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default.

The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.

Distressed and Defaulted Obligations Risk: The Fund may invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted loans. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.

Subprime Risk: Loans, and debt instruments collateralized by loans acquired by the Fund may be subprime in quality, or may become subprime in quality. Subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities.

Inflation Risk: Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging

PGIM Credit Income Fund 91

Notes to Consolidated Financial Statements

 (unaudited) (continued)

economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on the Fund’s investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.

In the U.S., inflation has accelerated in recent years as a result of global supply chain disruptions, a rise in energy prices, strong consumer spending, and other factors. Inflationary pressures have increased the costs of labor, energy, and raw materials, and have adversely affected consumer spending, economic growth, and the operations of companies in the U.S. and globally, and have resulted in a tightening of monetary policy by the U.S. Federal Reserve. Inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten further in response. Inflation may have an adverse impact on the Fund’s returns.

Derivatives Risk: The Fund’s investments in derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:

●

Counterparty Risk: The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

●	Currency Risk: The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a Fund investment.

●

Leverage Risk: The Fund may use, among other things, reverse repurchase agreements and/or dollar rolls to add leverage to its portfolio. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

●

Liquidity Risk: The risk that certain derivative positions may be difficult or impossible to close out at the time that the Fund would like or at the price that the Fund believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.

●

Correlation Risk: The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

●	Index Risk: If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

●

Regulatory Risk: Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.

●

Credit Default Swaps Risk: Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. A buyer of credit protection also may lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Further, in certain circumstances, the buyer can receive the notional value of a credit default swap only by delivering a physical security to the seller, and is at risk if such deliverable security is unavailable or illiquid. Such a delivery “crunch” is a distinct risk of these investments.

Leverage Risk: Although the Fund may utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns

PGIM Credit Income Fund 93

Notes to Consolidated Financial Statements

 (unaudited) (continued)

to the Fund. There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Shares dividends, but also creates special risks and considerations for the common shareholders, including:

●	the likelihood of greater volatility of NAV of Common Shares than a comparable fund without leverage;

●

the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

●

magnified interest rate risk, which is the risk that the prices of certain of the portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged; and

●	leverage may increase expenses (which will be borne entirely by the Shareholders), which may reduce the Fund’s NAV and the total return to Shareholders.

Allocation of Investment Opportunities Risk: Certain other existing or future funds, investment vehicles and accounts managed by the Manager and its affiliates and PGIM affiliated proprietary entities invest in securities, properties and other assets in which the Fund may seek to invest. Allocation of identified investment opportunities among the Fund, the Manager and other PGIM affiliated investment vehicles presents inherent conflicts of interest where demand exceeds available supply. While the Manager believes it is likely that there will be some overlap of investment opportunities for the Fund and other PGIM affiliated investment vehicles and PGIM affiliated proprietary accounts from time to time, the Fund’s stock of investment opportunities may be materially affected by competition from other PGIM affiliated investment vehicles and PGIM affiliated proprietary entities. Investors should note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund.

Non-U.S. Investment Risks: The Fund may invest in non-U.S. investments, which may include investments denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Such investments may involve a broad range of economic,

non-U.S. currency and exchange rate, political, legal, tax and financial risks not typically associated with investments in U.S. companies. Prior government approval for non-U.S. investments may be required under certain circumstances in some countries, and the process of obtaining these approvals may require a significant expenditure of time and resources. Additionally, certain countries depend heavily on exports to the U.S. Accordingly, these countries may be sensitive to fluctuations in U.S. demand and changes in U.S. market conditions. The foregoing factors may increase transaction costs and adversely impact the value of the Fund’s investments in non-U.S. portfolio companies.

“Covenant-Lite” Risk: Some of the debt obligations, loans or other securities in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Private Company Investments Risk: Investments in private companies involve risks that may not exist in the case of more established and/or publicly traded companies. These risks include the risk that:

●	these companies may have limited financial resources and limited access to additional financing;

●

these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render such companies more vulnerable to competition and market conditions, as well as general economic downturns;

●	there will not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality;

●	these companies are more likely to depend on the management talents and efforts of a small group of persons; and

●

these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

PGIM Credit Income Fund 95

Notes to Consolidated Financial Statements

 (unaudited) (continued)

Leveraged Portfolio Company Risk: While investments in leveraged companies offer the potential opportunity for capital appreciation, such investments also involve a higher degree of risk as a result of recessions, operating problems and other general business and economic risks that may have a more pronounced effect on the profitability or survival of such companies. Such investments are inherently more sensitive to declines in revenues, competitive pressures and increases in expenses. Moreover, rising interest rates may significantly increase portfolio companies’ interest expense, causing losses and/or the inability to service debt levels. If a portfolio company cannot generate adequate cash flow to meet debt obligations, the portfolio company may default on its loan agreements or be forced into bankruptcy resulting in a restructuring of the company’s capital structure or liquidation of the company, and the Fund may suffer a partial or total loss of capital invested in the portfolio company. Furthermore, to the extent companies in which the Fund has invested become insolvent, the Fund may determine, in cooperation with other debt holders or on its own, to engage, at the Fund’s expense in whole or in part, counsel and other advisors in connection therewith. In addition to leverage in the capital structure of portfolio companies, the Fund may incur leverage which magnifies gains and losses attributable to other investment policies and practices.

Follow-On Investment Risk: The Fund may be called upon to provide additional funding for its portfolio companies or have the opportunity to increase its investment in such portfolio companies. There can be no assurance that the Fund will wish to make follow-on investments or that it will have sufficient funds to do so. Any decision by the Fund not to make follow-on investments or its inability to make them may have a substantial negative impact on a portfolio company in need of such an investment.

Syndication of Co-Investments Risk: From time to time, the Fund may make an investment with the expectation of offering a portion of its interests therein as a co-investment opportunity to third-party investors. There can be no assurance that the Fund will be successful in syndicating any such co-investment, in whole or in part, that the closing of such co-investment will be consummated in a timely manner, that any syndication will take place on terms and conditions that will be preferable for the Fund or that expenses incurred by the Fund with respect to any such syndication will not be substantial. In the event that the Fund is not successful in syndicating any such co-investment, in whole or in part, the Fund may consequently hold a greater concentration and have more exposure in the related investment than initially was intended, which could make the Fund more susceptible to fluctuations in value resulting from adverse economic and/or business conditions with respect thereto. Moreover, an investment by the Fund that is not syndicated to co-investors as originally anticipated could significantly reduce the Fund’s overall investment returns.

Affiliated Transactions Risk. The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the independent members of the Board and, in some cases, the SEC. The Fund has received exemptive relief from the SEC that allows the Fund to engage in certain co-investment transactions with the Manager and its affiliates, subject to certain terms and conditions (the “Order”). Pursuant to such Order, the Fund is generally permitted to co-invest with the Manager and its affiliates if such co-investments are completed on the same terms and at the same time, as further detailed in the Order. In addition, the Manager and its affiliates must adopt and implement policies and procedures reasonably designed to ensure that: (i) opportunities to participate in co-investment transactions are allocated in a manner that is fair and equitable to the Fund and (ii) the Manager or affiliate negotiating the co-investment transaction considers the interest in the transaction of the Fund.

Senior Loans Risk: The assets of the Fund may include first lien senior secured debt and may also include selected second and third lien senior secured debt, each of which involves a higher degree of risk of a loss of capital as compared to debt of an earlier lien. Senior secured loans are also subject to other risks, including:

●	the possible invalidation of a debt or lien as a “fraudulent conveyance”;

●	the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing;

●	equitable subordination claims by other creditors;

●	“lender liability” claims by the portfolio company of the obligations; and

●	environmental and/or other liabilities that may arise with respect to collateral securing the obligations.

The Fund’s investments may be subject to early redemption features, refinancing options, pre-payment options or similar provisions that, in each case, could result in the portfolio company repaying the principal on an obligation held by the Fund earlier than expected. As a consequence, the Fund’s ability to achieve its investment objective may be adversely affected.

Confidential Information Access Risk: In managing the Fund (and other PGIM clients), PGIM may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. Pursuant to applicable policies and procedures, PGIM may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. PGIM may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PGIM

PGIM Credit Income Fund 97

Notes to Consolidated Financial Statements

 (unaudited) (continued)

intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

9.	Subsequent Events

The Fund’s management evaluated subsequent events through the date of issuance of the Consolidated financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the Consolidated financial statements as of June 30, 2026 except as discussed below.

On July 29, 2026, the Fund declared monthly distributions of $0.10751 per share for Class A, $0.10258 per share for Class C, and $0.12206 per share for Class Z, payable on July 31, 2026, to shareholders of record on July 30, 2026. The ex-date is July 31, 2026.

Other Information

DISTRIBUTION REINVESTMENT PLAN

OF

PGIM CREDIT INCOME FUND

PGIM Credit Income Fund, a Delaware statutory trust (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), declared by its Board of Trustees on its common shares of beneficial interest (the “Common Shares”):

1. Unless a shareholder specifically elects to receive cash as set forth below, all Distributions hereafter declared by the Board of Trustees shall be payable in Common Shares of the Fund, and no action shall be required on such shareholder’s part to receive a Distribution in Common Shares.

2. Such Distributions shall be payable on such date or dates as may be fixed from time to time by the Board of Trustees to shareholders of record at the close of business on the record date(s) established by the Board of Trustees for the Distribution involved.

3. Prudential Mutual Fund Services LLC, the plan administrator (the “Plan Administrator”), will set up an account for the Common Shares acquired pursuant to the Plan for each shareholder who has not elected to receive Distributions in cash (each a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. In the case of shareholders such as banks, brokers or nominees that hold the Common Shares of the Fund for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified by the record shareholders as representing the total amount registered in such shareholder’s name and held for the account of Participants.

4. When the Fund declares a Distribution, the Plan Administrator, on the shareholder’s behalf, will receive additional authorized Common Shares from the Fund. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share. There will be no sales load charged on Common Shares issued to a shareholder under the Plan. All Common Shares purchased under the Plan will be held in the name of each Participant.

5. The Fund expects to issue Common Shares pursuant to the Plan, immediately following each Distribution payment date and the Plan Administrator will make every reasonable effort to reinvest all Distributions on the day the Distribution is paid (except where necessary to comply with applicable securities laws) by the Fund. If, for any reason beyond

PGIM Credit Income Fund 99

Other Information (continued)

the control of the Plan Administrator, reinvestment of the Distributions cannot be completed within 30 days after the applicable Distribution payment date, funds held by the Plan Administrator on behalf of a Participant will be distributed to that Participant.

6. A shareholder may, however, elect to receive Distributions in cash. To exercise this option, such shareholder must notify the Plan Administrator, in writing so that such notice is received by the Plan Administrator three (3) days prior to the distribution date fixed by the Board of Trustees for the Distribution involved.

7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable. Each Participant may from time to time have an undivided fractional interest (computed to three decimal places) of Common Shares of the Fund. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the net asset value of the Fund’s shares at the time of termination.

8. There will be no direct expenses to Participants for the administration of the Plan. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants. All fees associated with the Plan will be paid by the Fund.

9. Common Shares issued pursuant to the Plan will have the same voting rights as the Common Shares issued pursuant to the Fund’s continuous offering.

10. Each Participant may terminate the Participant’s account under the Plan by accessing the ‘Account Maintenance Form’ via the Plan Administrator’s website at www.pgim.com/ investments, and sending it to the Plan Administrator at PGIM Investments, PO Box 219929, Kansas City, MO 64121-9929 or by calling the Plan Administrator at (844) 753-6354. Such termination will be effective immediately if the Participant’s notice is received by the Plan Administrator prior to any distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Shares and a check for the cash adjustment of any fractional share at the market value of the Fund’s Common Shares as of the close of business on the date the termination is effective less any applicable fees. In the event a Participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in Common Shares on behalf of the terminating Participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

11. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving Distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

12. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

13. The automatic reinvestment of dividends does not relieve Participants of any taxes which may be payable on dividends. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. Specific cost basis information will also be included on a Participant’s statement in accordance with applicable law.

14. These terms and conditions of the Plan shall be governed by applicable federal securities laws and the laws of the State of New York.

Adopted: November 9, 2023

Amended: July 31, 2024

      August 18, 2025

PGIM Credit Income Fund 101

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the Board) of PGIM Credit Income Fund (the Fund) consists of four individuals, three of whom are not“ interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established two standing committees: the Audit Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required by the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (PGIM Investments or the Manager) and the subadvisory agreement between the Manager and PGIM, Inc. (through its operating division, PGIM Credit) and PGIM Limited, each affiliates of the Manager (the Subadvisers). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 25, 2026 (the Meeting) and unanimously approved the continuance of the agreements for another year, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the Meeting, the Board requested and received materials relating to the agreements and had the opportunity to ask questions and request further information in connection with its consideration of the renewal of the agreements. Also, prior to the Meeting, the Independent Directors met with independent legal counsel to review the Independent Directors’ duties and responsibilities in connection with their consideration of the renewal of the agreements and to discuss the materials provided by the Manager and Subadviser.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant to the approval of the continuance of the agreements, including the nature, quality and extent of services provided to the Fund by the Manager and the Subadvisers; performance information for the Fund; the Manager’s and the Subadvisers’ qualifications; the fees paid by the Fund to the Manager and by the Manager to the Subadvisers under the agreements; the Fund’s expenses and fees; statements from the Manager regarding potential economies of scale as the Fund’s assets increase; and other anticipated benefits to the Manager, Subadvisers or their affiliates from the Manager’s and Subadvisers’ relationship to the Fund. In connection with its deliberations, the Board considered information provided by the Manager and the Subadvisers at or in advance of the Meeting. The Board noted that both the Manager and the Subadvisers had provided the Board with responses to requests for information prepared in consultation with independent legal counsel to the

PGIM Credit Income Fund

Approval of Advisory Agreements (continued)

Independent Trustees, requesting information and documents to assist the Board in its deliberations regarding the agreements. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the continuance of the agreements with respect to the Fund.

The Trustees determined in the exercise of their reasonable business judgment that the overall arrangements between the Fund and the Manager, which serves as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadvisers, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement, are appropriate and in the best interests of the Fund and its shareholders, in view of the services performed and the fees charged under the agreements, and in view of such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

Certain factors and conclusions that formed the basis for the Trustees’ determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager in advance of and at the Meeting. The Board considered the services provided by the Manager, including, but not limited to, the oversight of the Subadvisers, the administration of corporate affairs and provision of office facilities, and the provision of fund recordkeeping, compliance and other services to the Fund. The Board also noted that the Manager pays the salaries of all of the officers of the Fund and Trustees of the Fund who are affiliated persons of the Manager. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadvisers and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations, information security program, and business continuity plan, as well as certain regulatory matters and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer with respect to the Manager. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager under the management agreement with the Fund. With respect to the Subadvisers, the Board noted that it had received and considered information about the Subadvisers in advance of and at the Meeting. The Board considered the services provided by the Subadvisers, including, but not limited to, the management of the Fund’s assets in accordance with the Fund’s investment objectives and policies, and the purchase and sale of investments for the Fund’s portfolio. The Board considered, among other things, the qualifications, background and experience of the Subadvisers’ portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as information on each Subadvisers’ organizational structure, senior management, investment operations, information security program, and business continuity plan, as well as certain regulatory matters. The Board further noted that it received favorable

Visit our website at pgim.com/credit-income-fund

compliance reports from the Fund’s Chief Compliance Officer with respect to the Subadvisers. The Board concluded that it was satisfied with the nature, quality and extent of services provided by the Subadvisers under the subadvisory agreements relating to the Fund.

Performance

The Board received and considered information regarding Fund performance, including information and analyses for the Fund (the Performance Information), as well as for a group of comparable non-listed CEFs with diversified credit exposure across at least two distinct underlying credit sleeves (the Peer Universe) and comparable non-listed CEFs with diversified credit exposure across at least three distinct underlying credit sleeves, with no individual credit sleeve representing more than 50% of the portfolio (the Peer Group) prepared by an independent third-party provider of investment company data (the Independent Data Provider). The Board was provided with a description of the methodology the Independent Data Provider used to determine the similarity of the Fund with the funds included in the Peer Group and the Peer Universe. It was noted that while the Board found the Performance Information generally useful, Trustees recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the Peer Group and Peer Universe and their composition over time.

The Board noted that the Fund ranked in the 2nd quartile in its Peer Universe and the 4th quartile in its Peer Group for the 1-year and 2-year annualized total return as of December 31, 2025. The Board considered that the Fund commenced operations on December 11, 2023 and that longer-term performance was not yet available.

The Board took into account the Manager’s and Subadvisers’ discussion of the key contributors to and detractors from the Fund’s performance during the period.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the agreements for an additional year was in the best interests of the Fund and its shareholders.

Fees and Expenses

In considering the fees paid to the Manager and the Subadvisers, the Board reviewed information provided by the Manager regarding its pricing philosophies, the calculation of the fees, and relevant fee comparison information for the Peer Group and the Peer Universe.

The Board noted that the Fund ranked in the 2nd quartile in its Peer Universe and Peer Group for its contractual management fee and ranked in the 3rd quartile in its Peer Universe and Peer Group for its net expense ratio.

PGIM Credit Income Fund

Approval of Advisory Agreements (continued)

The Board also took into account that the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that certain specified expenses of the Fund will not exceed 0.50% of the Fund’s net assets through December 6, 2029.

Based on the reviews and discussions of Fund fees and expenses and considering other relevant factors, including those noted above, the Board concluded that the management fee and total expenses were reasonable in light of the services provided to the Fund.

Profitability

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board took into account that the expense limitations would have an adverse effect on the Manager’s and Subadvisers’ respective profitability. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. The Board also took into account information regarding the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of rising costs.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to the Manager and the Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadvisers in connection with the Manager’s and Subadvisers’ management of the Fund. Based on information provided by and discussions with the Manager, the Board concluded that these benefits did not appear to be material at the present time in connection with the Fund.

Visit our website at pgim.com/credit-income-fund

After consideration of these factors, the Board concluded that the approval of the continuance of the agreements for an additional year was in the best interests of the Fund and its shareholders.

PGIM Credit Income Fund

US Consumer Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will disclose your personal information within Prudential and your right to opt out of such disclosing.

Protecting Your Personal Information

We maintain physical, electronic, and procedural safeguards to protect your personal information in accordance with applicable law. These measures include but are not limited to computer safeguards and secured files and buildings. The people authorized to access your personal information need it to do their jobs, and we require that they keep your information secure and confidential.

Categories of Personal Information We Collect

We collect your personal information from you, such as when you fill out applications and other forms, when you visit or enter personal details on our websites, when you respond to our emails, and when you provide information over the telephone. We also collect personal information about you indirectly, such as through third parties, such as employers, credit bureaus, and other financial institutions. Collectively, this personal information includes, for example:

●	Personal Identifiers: Name, address, email address, telephone number, other contact information, and Government ID

●	Financial and Employment Information: Employment and occupation, demographic, income, and financial information, transaction history

●	Information related to Health: Information related to health for insurance applications & products

●

Consumer Reports & Third-Party Data: Consumer reports from consumer reporting agencies, participant information from organizations that purchase products or services from us for the benefit of their membersor employees

●	Biometric and Sensory Data: Video and audio recordings, and biometric data

●	Internet or Network Activity: Information gathered from your internet or network activity

●	Internal Investigations: Information gathered as part of internal investigations

We do not control the accuracy of information outside sources give us. If you want to make any changes to information we receive from others about you, you must contact those sources.

Using Your Personal Information

We may use the categories of personal information listed above for various business purposes, including:

●	Normal everyday business purposes, such as providing services to you, administrating your products, account, or policy, running our business, and processing claims and other transactions

●	Strategic planning and effectuating certain business relationships and partnerships

●	Business research and analysis

●

Data analytics, modeling (such as predictive modeling), the deployment of automated tools, and in certain instances, artificial intelligence in accordance with applicable law or other regulatory guidance

●	Marketing products and services of Prudential and other companies that may interest you

●	Detecting and preventing identity theft, fraud, or misuse of your accounts

●	As required by law or to comply with applicable laws

Disclosing Your Personal Information

We may disclose the categories of personal information listed above, including information about your transactions and experiences, for the following:

●	We share information among Prudential companies and with non-Prudential companies that provide services for our business needs, such as account/policy administration and marketing.

●	Limited information may be shared with business partners and service providers to manage business partnerships.

●	We may disclose your information to another financial institution if you consent to transfer your account or policy.

●	We share information as permitted or required by law, including with law enforcement and regulators, in response to subpoenas, and to prevent fraud.

●	For products obtained through an employer or organization-sponsored plan, we disclose information as allowed by the plan agreement or our agreement with you.

●	We may share consumer report information among Prudential companies, including information from credit reports and other sources, but you can limit this sharing as described in this notice.

We do not share your personal information or phone number with non-Prudential companies for their marketing or text messaging purposes without your consent. We may tell you about a product or service other companies offer and, if you respond, that company will know we selected you to receive the information. Prudential companies may contact you via text messaging only with your prior express written consent.

Note: PGIM, Inc. and its affiliates do not sell or share Personal Information but may disclose it internally and to carefully vetted business partners and contractors, who are contractually obligated to protect your data. These third parties are thoroughly assessed to ensure they provide adequate data protection before any partnership is established.

Limiting Our Sharing – Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

●	Visit us online at: https://www.prudential.com/links/privacy-center.

●	Call us at: 1-877-248-4019

Note that you are not able to limit our ability to disclose or share your personal information among Prudential companies and with other non-affiliated companies for servicing and administration purposes or where such disclosures are made as permitted by law.

Questions?

If you have any questions or concerns about how we protect, use, and disclose your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019. We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

Prudential companies include the following:

Insurance Companies and Insurance Company Separate Accounts:

The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)

Insurance Agencies:

Prudential Insurance Agency, LLC;

Broker-Dealers and Registered Investment Advisers:

AST Investment Services, Inc. ; Prudential Annuities Distributors, Inc. ; Pruco Securities, LLC; PGIM, Inc. ; Prudential Investment Management Services LLC; PGIM Investments LLC; PGIM Private Placement Investors, L.P.; Prudential Select Strategies LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC; PGIM Custom Harvest LLC; ; PGIM DC Solutions, LLC ; PGIM Multi-Asset Solutions, LLC, PGIM Real Estate Advisors LLC; Deerpath Capital Management LP; Montana Capital Partners AG

Bank and Trust Companies:

Prudential Trust Company

Investment Companies and Other Investment Vehicles:

PGIM Funds; Prudential Insurance Funds; All funds that include the following names: Prudential, PCP, PGIM, PEP, PCEP, or PSLO

Other Companies:

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC; PGIM Real Estate Finance, LLC; High Peak Innovations, LLC

Vermont Residents: We will not disclose information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed 01/01/26

D6021

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/credit-income-fund

Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Morris L. McNair III ● Mary Lee Schneider ● Thomas M. Turpin ● Scott E. Benjamin

OFFICERS

Stuart S. Parker, President and Principal Executive Officer ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Patricia Flynn, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● George Hoyt, Assistant Secretary ● Devan Goolsby, Assistant Secretary ● Elyse M. McLaughlin, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISERS	PGIM, Inc.	655 Broad Street
Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 219929
	Services LLC	Kansas City, MO 64121

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Simpson Thacher &Bartlett LLP	425 Lexington Avenue New York, NY 10017

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/credit-income-fund or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your fund documents online, go to pgim.com/us/en/intermediary/resources/featured/e-delivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Credit Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 and the rules promulgated thereunder that the Fund may purchase, from time to time, its shares at net asset value.

Mutual Funds and Closed-End Funds:

ARE NOT INSURED BY THE FDIC OR ANY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED
FEDERAL GOVERNMENT AGENCY		BY ANY BANK OR ANY BANK AFFILIATE

PGIM

PGIM CREDIT INCOME FUND

SHARE CLASS	A	C	Z
NASDAQ	PGIZX	PGAJX	PGIWX
CUSIP	69434A207	69434A306	69434A108

MF253E2

(b)	Copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule – Not applicable.

Item 2 – Code of Ethics – Not required, as this is not an annual filing.

Item 3 – Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 – Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 – Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 – Investments – The registrant’s Schedule of Investments is included in the financial statements filed under Item 1 of this Form.

Item 7 – Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not applicable.

Item 8 – Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not applicable.

Item 9 – Proxy Disclosures for Open-End Management Investment Companies – Not applicable.

Item 10 – Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not applicable.

Item 11 – Statement Regarding Basis for Approval of Investment Advisory Contract – Included as part of the report to stockholders filed under Item 1 of this Form.

Item 12 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 13 – Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 14 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None

Item 15 – Submission of Matters to a Vote of Security Holders – There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 18 – Recovery of Erroneously Awarded Compensation – Not applicable.

Item 19 – Exhibits

(a)(1)	Code of Ethics – Not required, as this is not an annual filing.
(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.
(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.
(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.
(a)(5)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  PGIM Credit Income Fund

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	August 21, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	August 21, 2026

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	August 21, 2026